Exhibit 4.13

AMENDED AND RESTATED DEPOSIT AGREEMENT AMONG ROYAL DUTCH SHELL PLC, JPMORGAN CHASE BANK, N.A. AS DEPOSITARY AND HOLDERS OF AMERICAN DEPOSITARY RECEIPTS

J.P.Morgan

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AMENDED AND RESTATED DEPOSIT AGREEMENT dated as of November 1, 2018 (the “Deposit Agreement”) among ROYAL DUTCH SHELL PLC and its successors (the “Company”), JPMORGAN CHASE BANK, N.A., as depositary hereunder (the “Depositary”), and all holders from time to time of American Depositary Receipts issued hereunder (“ADRs”) evidencing American Depositary Shares (“ADSs”) representing either deposited Class A Shares or deposited Class B Shares (each defined below). The Company hereby appoints the Depositary as depositary for the Deposited Securities and hereby authorizes and directs the Depositary to act in accordance with the terms set forth in this Deposit Agreement. All capitalized terms used herein have the meanings ascribed to them in Section 1 or elsewhere in this Deposit Agreement.

WITNESSETH

WHEREAS, the Company and The Bank of New York Mellon entered into a Deposit Agreement dated as of November 1, 2005 (the “Prior Class A Deposit Agreement”) for the purposes set forth therein, for the creation of American depositary shares representing the Class A Shares so deposited and for the execution and delivery of American depositary receipts (“Prior Class A Deposit Agreement Receipts”) evidencing the Class A Share American depositary shares;

WHEREAS, the Company and The Bank of New York Mellon also entered into a Deposit Agreement dated as of November 1, 2005 (the “Prior Class B Deposit Agreement” and, together with the Prior Class A Deposit Agreement, the “Prior Deposit Agreements”) for the purposes set forth therein, for the creation of American depositary shares representing the Class B Shares so deposited and for the execution and delivery of American depositary receipts (“Prior Class B Deposit Agreement Receipts” and, together with the Prior Class A Deposit Agreement Receipts, the “Prior Deposit Agreement Receipts”) evidencing the Class B Share American depositary shares;

WHEREAS, pursuant to the terms of each of the Prior Deposit Agreements, the Company has removed The Bank of New York Mellon as depositary under each of the Prior Deposit Agreements and has appointed JPMorgan Chase Bank, N.A. as successor depositary thereunder;

WHEREAS, pursuant to the terms of each of the Prior Deposit Agreements, the Company and the Depositary wish to amend and restate each such Prior Deposit Agreement and the Prior Deposit Agreement Receipts issued thereunder in one Deposit Agreement;

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WHEREAS, The ADRs representing deposited Class A Shares and deposited Class B Shares are to be substantially in the form of Exhibit A and Exhibit B, respectively, annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

NOW THEREFORE, in consideration of the premises, subject to Section 19 hereof, the parties hereto hereby amend and restate each of the Prior Deposit Agreements and the Prior Deposit Agreement Receipts in their entirety as follows:

1. Certain Definitions.

(a) “ADR Register” is defined in paragraph (3) of each of the forms of ADR (Transfers, Split-Ups and Combinations of ADRs). An ADR Register shall be maintained by or on behalf of the Depositary for each of the Class A Share ADSs and Class B Share ADSs.

(b) “ADRs” mean the American Depositary Receipts executed and delivered hereunder. ADRs may be either in physical certificated form or Direct Registration ADRs (as hereinafter defined). ADRs in physical certificated form, and the terms and conditions governing the Direct Registration ADRs, shall be substantially in the form of Exhibit A, in the case of Class A Share ADSs, and Exhibit B, in the case of Class B Share ADSs, annexed hereto (each being the “form of ADR” and collectively being the “forms of ADRs”). The term “Direct Registration ADR” means an ADR, the ownership of which is recorded on the Direct Registration System. References to “ADRs” shall include certificated ADRs and Direct Registration ADRs, unless the context otherwise requires. Each of the forms of ADR is hereby incorporated herein and made a part hereof; the provisions of the ADRs evidencing (i) Class A Share ADSs shall be binding upon the Depositary, the Company and all holders from time to time of Class A Share ADSs and (ii) Class B Share ADSs shall be binding upon the Depositary, the Company and all holders from time to time of Class B Share ADSs.

(c) Subject to paragraph (13) of each of the forms of ADR, (Changes Affecting Deposited Securities), “Class A Share ADSs” shall be those ADSs representing Class A Shares and “Class B Share ADSs” shall be those ADSs representing Class B Shares. Subject to paragraph (13) of each of the forms of ADR, each Class A Share ADS evidenced by an ADR and each Class B Share ADS evidenced by an ADR represents the right to receive, and to exercise the beneficial ownership interests in, the number of Shares specified in the applicable form of ADR attached hereto as Exhibit A or Exhibit B, as the case may be, and in each case as amended from time to time, that are on deposit with the Depositary and/or the Custodian and a pro rata share in any other Deposited Securities, subject, in each case, to the terms of this Deposit Agreement and the Class A Share ADSs and Class B Share ADSs. Unless the context requires otherwise, the term “ADSs” shall mean the Class A Share ADSs and the Class B Share ADSs, collectively. The ADS(s)-to-Share(s) ratio is subject to amendment as provided in the applicable form of ADR (which may give rise to fees contemplated in paragraph (7) thereof).

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(d) “Articles” means the memorandum and articles of association from time to time of the Company. All cross-references contained herein to sections of the Articles will automatically be updated and amended without the further action of any party hereto in the event the Articles themselves are renumbered.

(e) “Custodian” means the agent or agents of the Depositary (singly or collectively, as the context requires) and any additional or substitute Custodian appointed pursuant to Section 9.

(f) The terms “deliver”, “execute”, “issue”, “register”, “surrender”, “transfer” or “cancel”, when used with respect to Direct Registration ADRs, shall refer to an entry or entries or an electronic transfer or transfers in the Direct Registration System, and, when used with respect to ADRs in physical certificated form, shall refer to the physical delivery, execution, issuance, registration, surrender, transfer or cancellation of certificates representing the ADRs.

(g) “Delivery Order” is defined in Section 3.

(h) “Deposited Securities” as of any time means (i) in the case of Class A Share ADSs, all Class A Shares at such time deposited under this Deposit Agreement and any and all other Class A Shares, securities, property and cash at such time held by the Depositary or the Custodian in respect or in lieu of such deposited Class A Shares and other Class A Shares, securities, property and cash, and (ii) in the case of Class B Share ADSs, all Class B Shares at such time deposited under this Deposit Agreement and any and all other Class B Shares, securities, property and cash at such time held by the Depositary or the Custodian in respect or in lieu of such deposited Class B Shares and other Class B Shares, securities, property and cash. Deposited Securities are not intended to, and shall not, constitute proprietary assets of the Depositary, the Custodian or their nominees. Beneficial ownership in Deposited Securities is intended to be, and shall at all times during the term of the Deposit Agreement continue to be, vested in the holders of the ADSs representing such Deposited Securities.

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(i) “Direct Registration System” means the system for the uncertificated registration of ownership of securities established by The Depository Trust Company (“DTC”) and utilized by the Depositary pursuant to which the Depositary may record the ownership of ADRs without the issuance of a certificate, which ownership shall be evidenced by periodic statements issued by the Depositary to the Holders entitled thereto. For purposes hereof, the Direct Registration System shall include access to the Profile Modification System maintained by DTC which provides for automated transfer of ownership between DTC and the Depositary.

(j) “Holder” means the person or persons in whose name an ADR is registered on the ADR Register.

(k) “Restricted Securities” means Shares, or ADRs representing such Shares, which are acquired directly or indirectly from the Company, or any affiliate (as defined in Rule 144 under the Securities Act of 1933) of the Company, in a transaction or chain of transactions not involving any public offering, or which are held by an officer, director (or persons performing similar functions) or other affiliate of the Company, or which would require registration under the Securities Act of 1933 in connection with the public offer and sale thereof in the United States, or which are subject to other restrictions on sale or deposit under the laws of the United States or England, or under a shareholder agreement or the Articles of the Company.

(l) “Securities Act of 1933” means the United States Securities Act of 1933, as from time to time amended.

(m) “Securities Exchange Act of 1934” means the United States Securities Exchange Act of 1934, as from time to time amended.

(n) “Shares” represented by (i) the Class A Share ADSs shall mean the Class A ordinary shares of the Company (the “Class A Shares”), and shall include the rights to receive such Class A Shares specified in paragraph (1) of such form of ADR (Issuance of ADSs) and (ii) the Class B Share ADSs shall mean the Class B ordinary shares of the Company (the “Class B Shares”), and shall include the rights to receive such Class B Shares specified in paragraph (1) of such form of ADR (Issuance of ADSs). Unless the context otherwise requires, references to Shares shall mean the Class A Shares and Class B Shares, collectively. Subject to the provisions of the forms of ADRs, including, without limitations paragraphs (13) and (14) thereof, should there occur any change in nominal value, a change in par value, a split-up, consolidation, unification or any other reclassification or, upon the occurrence of an event described in paragraph (13)(a) of a form of ADR (Changes Affected Deposited Securities), an exchange or conversion in respect of the Shares of the Company, the term “Shares” shall thereafter also mean the successor securities resulting from such change in nominal value, par value, split-up, consolidation, unification or such other reclassification or such exchange or conversion. Shares may be certificated or uncertificated.

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(o) “Transfer Office” is defined in paragraph (3) of each of the forms of ADR (Transfers, Split-Ups and Combinations of ADRs).

(p) “Withdrawal Order” is defined in Section 6.

2. Forms of ADRs.

(a) Direct Registration ADRs. Notwithstanding anything in this Deposit Agreement or in the forms of ADR to the contrary, ADSs shall be evidenced by Direct Registration ADRs, unless certificated ADRs are specifically requested by the Holder.

(b) Certificated ADRs. ADRs in certificated form shall be printed or otherwise reproduced at the discretion of the Depositary in accordance with its customary practices in its American depositary receipt business, or at the request of the Company typewritten and photocopied on plain or safety paper, and shall be substantially in the form set forth in the forms of ADR, with such changes as may be required by the Depositary or the Company to comply with their obligations hereunder, any applicable law, regulation or usage or to indicate any special limitations or restrictions to which any particular ADRs are subject. ADRs may be issued in denominations of any number of ADSs. ADRs in certificated form shall be executed by the Depositary by the manual or facsimile signature of a duly authorized officer of the Depositary. Unless so executed, no ADR in certificated form shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose. ADRs in certificated form bearing the facsimile signature of anyone who was at the time of execution a duly authorized officer of the Depositary shall bind the Depositary, notwithstanding that such officer has ceased to hold such office prior to the delivery of such ADRs.

(c) Binding Effect. Holders shall be bound by the terms and conditions of this Deposit Agreement and, depending on which Share class of ADS they are holding, the applicable form of ADR, regardless of whether their ADRs are Direct Registration ADRs or certificated ADRs.

3. Deposit of Shares.

(a) Requirements. In connection with the deposit of Shares hereunder, the Depositary or the Custodian may require the following in a form satisfactory to it:

(i) a written order directing the Depositary to issue to, or upon the written order of, the person or persons designated in such order a Direct Registration ADR or ADRs evidencing the number of ADSs representing the class of such deposited Shares (a “Delivery Order”);

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(ii) a proper endorsement or endorsements or duly executed instrument or instruments of transfer in respect of such deposited Shares;

(iii) an instrument or instruments assigning to the Depositary, the Custodian or a nominee of either any distribution on, or in respect of, such deposited Shares or indemnity therefor; and

(iv) a proxy or proxies entitling the Custodian to vote such deposited Shares until such time as the Shares are registered in the name of the Depositary, the Custodian or the nominee of either of them.

(b) Registration of Deposited Securities. As soon as practicable after the Custodian receives Deposited Securities pursuant to any such deposit or pursuant to paragraph (10) (Distributions on Deposited Securities) or (13) (Changes Affecting Deposited Securities) of a form of ADR, the Custodian shall present such Deposited Securities for registration of transfer into the name of the Depositary, the Custodian or a nominee of either, in each case for the benefit of Holders, to the extent such registration is practicable, at the cost and expense of the person making such deposit (or for whose benefit such deposit is made) and shall obtain evidence satisfactory to it of such registration. Deposited Securities shall be held by the Custodian for the account and to the order of the Depositary for the benefit of Holders of ADRs (to the extent not prohibited by law) at such place or places and in such manner as the Depositary shall determine. Notwithstanding anything else contained herein, in the forms of ADR and/or any outstanding ADSs, the Depositary, the Custodian and their respective nominees are intended to be, and shall at all times during the term of the Deposit Agreement be, the record holder(s) only of the Deposited Securities represented by the ADSs for the benefit of the Holders. The Depositary, on its own behalf and on behalf of the Custodian and their respective nominees, disclaims any beneficial ownership interest in the Deposited Securities held on behalf of the Holders.

(c) Delivery of Deposited Securities. Deposited Securities may be delivered by the Custodian to any person only under the circumstances expressly contemplated in this Deposit Agreement. To the extent that the provisions of or governing the Shares make delivery of certificates therefor impracticable, Shares may be deposited hereunder by such delivery thereof as the Depositary or the Custodian may reasonably accept, including, without limitation, by causing them to be credited to an account maintained by the Custodian for such purpose with the Company or an accredited intermediary, such as a bank, acting as a registrar for the Shares, together with delivery of the documents, payments and Delivery Order referred to herein to the Custodian or the Depositary.

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4. Issue of ADRs. After any such deposit of Shares, together with any other documents required, the Custodian shall notify the Depositary of such deposit and of the information contained in any related Delivery Order by letter, first class airmail postage prepaid, or, at the request, risk and expense of the person making the deposit, by SWIFT, cable, telex or facsimile transmission. After receiving such notice from the Custodian, the Depositary, subject to this Deposit Agreement, shall properly issue at the Transfer Office, to or upon the order of any person or persons named in such notice, an ADR or ADRs registered as requested and evidencing the aggregate Class A Share ADSs or Class B Share ADSs, as the case may be, to which such person or persons are entitled.

5. Distributions on Deposited Securities. To the extent that the Depositary determines in its discretion that any distribution pursuant to paragraph (10) of a form of ADR (Distributions on Deposited Securities) is not practicable for the purpose of effecting such distribution with respect to any Holder entitled thereto, the Depositary, after consultation with the Company (to the extent reasonably practicable), may make such distribution as it so deems practicable, including the distribution of foreign currency, securities or property (or appropriate documents evidencing the right to receive foreign currency, securities or property) or the retention thereof as Deposited Securities with respect to such Holder’s ADRs (without liability for interest thereon or the investment thereof).

6. Withdrawal of Deposited Securities. In connection with any surrender of an ADR for withdrawal of the Deposited Securities represented by the ADSs evidenced thereby, subject to the terms and conditions of this Deposit Agreement, the Depositary may require proper endorsement in blank of such ADR (or duly executed instruments of transfer thereof in blank) and the Holder’s written order directing the Depositary to cause the Deposited Securities represented by the ADSs evidenced by such ADR to be withdrawn and delivered to, or upon the written order of, any person designated in such order (a “Withdrawal Order”). Directions from the Depositary to the Custodian to deliver Deposited Securities shall be given by letter, first class airmail postage prepaid, or, at the request, risk and expense of the Holder, by SWIFT, cable, telex or facsimile transmission.

7. Substitution of ADRs. The Depositary shall execute and deliver a new Direct Registration ADR in exchange and substitution for any mutilated certificated ADR upon cancellation thereof or in lieu of and in substitution for such destroyed, lost or stolen certificated ADR, unless the Depositary has notice that such ADR has been acquired by a bona fide purchaser, upon the Holder thereof filing with the Depositary a request for such execution and delivery and a sufficient indemnity bond and satisfying any other reasonable requirements imposed by the Depositary.

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8. Cancellation and Destruction of ADRs; Maintenance of Records. All ADRs surrendered to the Depositary shall be cancelled by the Depositary. The Depositary is authorized to destroy ADRs in certificated form so cancelled in accordance with its customary practices. The Depositary, however, shall maintain or cause its agents to maintain records of all ADRs surrendered and Deposited Securities withdrawn under Section 6 hereof and paragraph (2) of the applicable form of ADR, substitute ADRs delivered under Section 7 hereof, and cancelled or destroyed ADRs under this Section 8, in keeping with the procedures ordinarily followed by stock transfer agents located in the United States or as required by the laws or regulations governing the Depositary.

9. The Custodian.

(a) Rights of the Depositary. Any Custodian in acting hereunder shall be subject to the directions of the Depositary and shall be responsible solely to it. The Depositary reserves the right to add, replace or remove a Custodian and will consult with the Company, if practicable, prior to taking such action. The Depositary will give prompt notice in writing to all Holders of the name and location of the appointment of any Custodian in relation to such action, which will be advance notice if practicable. The Depositary, after consultation with the Company if practicable, may discharge any Custodian at any time upon notice to the Custodian being discharged.

(b) Rights of the Custodian. Any Custodian may resign from its duties hereunder by providing at least 30 days’ prior written notice to the Depositary. If upon the effectiveness of such resignation there would be no Custodian acting hereunder, prior to the effectiveness of such resignation, the Depositary will promptly use its commercially reasonable efforts to, after consultation with the Company if practicable, appoint a substitute custodian hereunder. The Depositary may discharge any Custodian at any time upon notice to the Custodian being discharged. Any Custodian ceasing to act hereunder as Custodian shall deliver, upon the instruction of the Depositary, all Deposited Securities held by it to a Custodian continuing to act. Notwithstanding anything to the contrary contained in this Deposit Agreement (including the ADRs) and subject to the penultimate sentence of paragraph (14) of the applicable form of ADR (Exoneration), the Depositary shall not be responsible for, and shall incur no liability in connection with or arising from, any act or omission to act on the part of the Custodian except to the extent that any Holder has incurred liability directly as a result of the Custodian having (i) committed fraud or willful misconduct in the provision of custodial services to the Depositary or (ii) failed to use reasonable care in the provision of custodial services to the Depositary as determined in accordance with the standards prevailing in the jurisdiction in which the Custodian is located.

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(c) To the extent the Custodian is JPMorgan Chase Bank, N.A. or any subsidiary of the Depositary, the Depositary shall be responsible for the acts and omissions to act on the part of the Custodian as if the Depositary were acting as Custodian hereunder.

10. Lists of Holders. The Company shall have the right to inspect transfer records of the Depositary and its agents and the ADR Register, take copies thereof and require the Depositary and its agents to supply copies of such portions of such records as the Company may request. The Depositary or its agent shall furnish to the Company promptly upon the written request of the Company, a list of the names, addresses and holdings of ADSs by all Holders as of a date within five New York business days of the Depositary’s receipt of such request.

11. Depositary’s Agents. The Depositary may perform its obligations under this Deposit Agreement through any agent appointed by it, provided that the Depositary shall notify the Company of such appointment and, subject to the limitations set forth in paragraph (14) of the applicable form of ADR (Exoneration), shall remain responsible for the performance of such obligations as if no agent were appointed.

12. Resignation and Removal of the Depositary; Appointment of Successor Depositary.

(a) Resignation of the Depositary. The Depositary may at any time resign as Depositary hereunder by written notice of its election to do so delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

(b) Removal of the Depositary. The Depositary may at any time be removed by the Company by providing no less than 60 days’ prior written notice of such removal to the Depositary, such removal to take effect the later of (i) the 60th day after such notice of removal is first provided and (ii) the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided. Notwithstanding the foregoing, if upon the resignation or removal of the Depositary a successor depositary is not appointed within the applicable 60-day period as specified in paragraph (17) of the applicable form of ADR (Termination), then the Depositary may elect to terminate this Deposit Agreement and the ADR and the provisions of said paragraph (17) shall thereafter govern the Depositary’s obligations hereunder.

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(c) Appointment of Successor Depositary. In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use its commercially reasonable efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York. Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor. The predecessor depositary, upon payment of all sums due to it and on the written request of the Company, shall (i) execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder (other than its rights to indemnification and fees owing, each of which shall survive any such removal and/or resignation), (ii) duly assign, transfer and deliver all right, title and interest to the Deposited Securities to such successor, and (iii) deliver to such successor a list of the Holders of all outstanding ADRs. Any such successor depositary shall promptly mail notice of its appointment to such Holders. Any bank or trust company into or with which the Depositary may be merged or consolidated, or to which the Depositary shall transfer substantially all its American depositary receipt business, shall be the successor of the Depositary without the execution or filing of any document or any further act.

13. Reports. On or before the first date on which the Company gives any notice of any meeting of owners of Shares or of taking any action in respect of any cash or other distributions of any rights available to holders of Deposited Securities or makes any communication that reasonably could require the Depositary to take, or plan to take, action under this Deposit Agreement, by publication or otherwise, the Company shall transmit to the Depositary a copy thereof in English or with an English translation or summary. The Company has delivered to the Depositary, the Custodian and any Transfer Office, a copy of all provisions of or governing the Shares and any other Deposited Securities issued by the Company or any affiliate of the Company and, promptly upon any change thereto, the Company shall deliver to the Depositary, the Custodian and any Transfer Office, a copy (in English or with an English translation) of such provisions as so changed. The Depositary and its agents may rely upon the Company’s delivery of all such communications, information and provisions for all purposes of this Deposit Agreement and the Depositary shall have no liability for the accuracy or completeness of any thereof. If requested by the Company, the Depositary will arrange for the mailing, at the Company’s expense, of copies of notices, reports and communications provided by the Company for such purpose to all Holders. The Company will timely provide the Depositary with the quantity of such notices, reports, and other communications, as reasonably requested by the Depositary from time to time, as are necessary in order for the Depositary to effect such mailings.

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14. Additional Shares. The Company agrees with the Depositary that neither the Company nor any company controlling, controlled by or under common control with the Company shall (a) issue (i) additional Shares, (ii) rights to subscribe for Shares, (iii) securities convertible into or exchangeable for Shares or (iv) rights to subscribe for any such securities or (b) deposit any Shares under this Deposit Agreement, except, in each case, under circumstances complying in all respects with the Securities Act of 1933. If the Company or any affiliate of the Company determines at its sole discretion to issue or distribute (i) additional Shares, (ii) rights to subscribe for Shares, (iii) securities convertible into or exchangeable for Shares or (iv) rights to subscribe for any such securities, the Company shall notify the Depositary and at the reasonable request of the Depositary provided in writing, the Company will furnish the Depositary with (i) a written opinion from U.S. counsel for the Company that is reasonably satisfactory to the Depositary, stating whether or not the issuance or distribution requires, or, if made in the United States, would require, registration under the Securities Act of 1933, and dealing with such other issues reasonably requested by the Depositary and (ii) a written opinion from English counsel for the Company dealing with such issues reasonably requested by the Depositary. If, in the opinion of such U.S. counsel, such issuance or distribution requires, or, if made in the United States, would require, registration under the Securities Act of 1933, that counsel shall furnish to the Depositary a written opinion as to whether or not there is a registration statement under the Securities Act of 1933 in effect that will cover that issuance or distribution. Notwithstanding the preceding two sentences, no such written opinion from U.S. counsel regarding the existence of a registration statement with respect to such issuance or distribution under the Securities Act of 1933 need be furnished to the Depositary in the event that the Company provides proof reasonably satisfactory to the Depositary that a registration statement is in effect as to such issuance or distribution under the Securities Act of 1933 and has remained effective through the date of the relevant transaction. The Depositary will not knowingly accept for deposit hereunder any Shares required to be registered under the Securities Act of 1933 unless a registration statement under the Securities Act of 1933 is in effect as to such Shares and will use reasonable efforts to comply with written instructions of the Company not to accept for deposit hereunder any Shares identified in such instructions at such times and under such circumstances as may reasonably be specified in such instructions in order to facilitate the Company’s compliance with the requirements of the securities laws, rules and regulations in the United States.

15. Indemnification.

(a) Indemnification by the Company. Subject to the limitations provided for in Section 15(c) below, the Company shall indemnify, defend and save harmless each of the Depositary, and its directors, officers, employees, agents and affiliates against any direct loss, liability or expense (including reasonable fees and expenses of counsel) which may arise out of acts performed or omitted, in connection with the provisions of this Deposit Agreement and of the ADRs, as the same may be amended, modified or supplemented from time to time in accordance herewith (i) by either the Depositary or its directors, officers, employees, agents and affiliates, except for any loss, liability or expense directly arising out of the negligence, or willful misconduct of the Depositary or its directors, officers, employees, agents or affiliates acting in their capacities as such hereunder or (ii) by the Company or any of its directors, officers, employees, agents and affiliates.

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The indemnities set forth in the preceding paragraph shall also apply to any liability or expense which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum), or preliminary prospectus (or preliminary placement memorandum) of the Company or an affiliate thereof relating to the offer, issuance, withdrawal or sale of ADSs or the deposit of Shares in connection therewith, except to the extent any such liability or expense arises out of (i) information relating to the Depositary or its agents (other than the Company), as applicable, furnished in writing by the Depositary expressly for use in any of the foregoing documents and not changed or altered by the Company or (ii) if such information is provided, the failure to state a material fact necessary to make the information provided not misleading.

The Company agrees that the indemnification provided in this Section 15(a) shall apply to the Depositary’s implementation of the Direct Registration System and that, to the extent the relevant transfer is performed in connection with and in accordance with the arrangements and procedures related to the Direct Registration System generally in effect, reliance by the Depositary upon information, or compliance with directions, it receives from a DTC participant claiming to act on behalf of a Holder of Direct Registration ADRs to register a transfer of ADSs to DTC or its nominee or to deliver ADSs to the DTC account of that DTC participant, without receipt by the Depositary of prior authorization from the Holder to register such transfer or make such delivery (unless such prior authorization is required by the Profile Modification System), shall not be deemed negligence or willful misconduct by the Depositary within the meaning of this Section 15 (a), unless the Depositary had actual knowledge, or had reason to know (despite the absence of any investigation by it), that such directions were not authorized or were otherwise invalid.

(b) Indemnification by the Depositary. Subject to the limitations provided for in Section 15(c) below, the Depositary shall indemnify, defend and save harmless the Company, its directors, officers, employees, agents and affiliates acting on the Company’s behalf hereunder against any direct loss, liability or expense (including reasonable fees and expenses of counsel) incurred by it in respect of this Deposit Agreement to the extent such loss, liability or expense is due to the negligence or willful misconduct of the Depositary or its directors, officers, employees, agents or affiliates acting in their capacities as such hereunder on behalf of the Depositary.

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(c) Damages or Lost Profits. Notwithstanding any other provision of this Deposit Agreement or the ADRs to the contrary, neither the Company nor the Depositary, nor any of their agents, shall be liable to the other for any indirect, special, punitive or consequential damages (collectively “Special Damages”) except (i) to the extent such Special Damages arise from the gross negligence or willful misconduct of the party from whom indemnification is sought or (ii) to the extent Special Damages arise from or out of a claim brought by a third party (including, without limitation, Holders) against the Depositary or its agents, except to the extent such Special Damages arise out of the gross negligence or willful misconduct of the party seeking indemnification hereunder.

(d) Notification. Any person seeking indemnification hereunder (an “indemnified person”) shall notify the person from whom it is seeking indemnification (the “indemnifying person”) of the commencement of any indemnifiable action or claim promptly after such indemnified person becomes aware of such commencement (provided that the failure to make any such notification shall not affect such indemnified person’s rights to indemnification except and only to the limited extent the indemnifying person is materially prejudiced by such failure) and shall consult in good faith with the indemnifying person as to the conduct of the defense of such action or claim that may give rise to an indemnity hereunder, which defense shall be reasonable under the circumstances. No indemnified person shall compromise or settle any indemnifiable action without the prior written consent of the indemnifying person (which consent shall not unreasonably (from the point of view of the person seeking indemnification) be withheld or delayed) unless (i) there is no finding or admission of any violation of law and no effect on any other claims that may be made against such indemnifying person and (ii) the sole relief provided is monetary damages that are paid in full by the indemnified person (without indemnification hereunder by the indemnifying person) seeking such compromise or settlement.

(e) Survival. The obligations set forth in this Section 15 shall survive the termination of this Deposit Agreement and the succession or substitution of any indemnified person.

16. Notices.

(a) Notice to Holders. Notice to any Holder shall be deemed given when first mailed, first class postage prepaid, or otherwise disseminated in a manner consented to by such Holder to the address (physical or electronic, as the case may be) of such Holder on the ADR Register or received by such Holder. Failure to notify a Holder or any defect in the notification to a Holder shall not affect the sufficiency of notification to other Holders or to the beneficial owners of ADSs held by such other Holders.

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(b) Notice to the Depositary or the Company. Notice to the Depositary or the Company shall be deemed given when first received by it at the address or facsimile transmission number set forth in (i) or (ii), respectively, or at such other address or facsimile transmission number as either may specify to the other by written notice:

(i)	JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 11

New York, New York, 10179

Attention: Depositary Receipts Group

Fax: (302) 220-4591

(ii)	Royal Dutch Shell plc

30, Carel van Bylandtlaan 2596 HR The Hague

The Netherlands

Attention: Linda M. Szymanski, Company Secretary

E-mail Address: linda.szymanski@shell.com

With courtesy copies (which shall not be required for any notice hereunder to be effective) to:

Royal Dutch Shell plc

Shell Centre

London, SE1 7NA

United Kingdom

Attention: Company Secretary Office

E-mail Address: anthony.clarke@shell.com

and

Royal Dutch Shell plc

150 North Dairy Ashford Road

Houston, TX 77079

United States of America

Attn: Investor Relations

Email address: ir-usa@shell.com

17. Counterparts. This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one instrument. Delivery of an executed signature page of this Deposit Agreement by facsimile or other electronic transmission (including “.pdf”, “.tif” or similar format) shall be effective as delivery of a manually executed counterpart hereof.

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18. No Third-Party Beneficiaries; Holders and Beneficial Owners as Parties; Binding Effect. This Deposit Agreement is for the exclusive benefit of the Company, the Depositary, the Holders, and their respective successors hereunder, and, except to the extent specifically set forth in Section 15 of this Deposit Agreement, shall not give any legal or equitable right, remedy or claim whatsoever to any other person. The Holders and owners (beneficial or otherwise) of interests in ADRs or ADSs from time to time shall be parties to this Deposit Agreement and shall be bound by all of the provisions hereof.

19. Severability. If any provision of this Deposit Agreement or the ADRs is or becomes invalid, illegal or unenforceable in any respect, the remaining provisions contained herein or therein shall in no way be affected thereby.

20. Governing Law; Arbitration of Disputes.

(a) The Deposit Agreement, the ADSs and the ADRs shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the application of the conflict of law principles thereof, except that the provisions of Section 20(b) below and Paragraph 14(s) of each of the Forms of ADRs and the provisions incorporated by reference into that Section and those paragraphs of the Forms of ADRs shall be governed by the laws of England to the limited extent provided in said Section 20(b) and Paragraph 14(s).

(b) The Company, the Depositary and each Holder shall be bound by the arbitration and exclusive jurisdiction provisions set forth in this subsection (b) in connection with any Share Dispute, as that term is defined in this Section 20(b):

(i) The term “Share Dispute” is defined as any action, dispute, controversy, claim or cause of action (a) between the Company and Holders and/or owners of interests in ADSs or (b) between and directly involving as named parties each of the Company, the Depositary and one or more Holders and/or owners of interests in ADSs, in each case arising out of, or relating to, this Deposit Agreement, the ADSs or the ADRs or the transactions contemplated hereby or thereby (whether in tort, in contract, under statute, including for the avoidance of doubt, any derivative claim thereunder, or otherwise), including any question regarding existence, validity, interpretation, breach or termination of the Deposit Agreement and any alleged violation of the U.S. federal securities laws.

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(ii) Any and all Share Disputes shall be finally and exclusively resolved by arbitration under the Rules of Arbitration rules of the International Chamber of Commerce (“ICC”) (the “ICC Rules”), as amended from time to time, which ICC Rules are deemed to be incorporated by reference into this Deposit Agreement.

(iii) The arbitral tribunal (the “Tribunal”) shall consist of three arbitrators, to be appointed in accordance with the ICC Rules. The chairman of the tribunal must have at least 20 years’ experience as a lawyer qualified to practise in a common law jurisdiction within the Commonwealth (as constituted on 12 May 2005), and each other arbitrator must have at least 20 years’ experience as a qualified lawyer.

(iv) If any Share Dispute raises issues which are substantially the same as or connected with issues raised in a Share Dispute which has already been referred to arbitration (an “Existing Share Dispute”) or arises out of substantially the same facts as are the subject of an Existing Share Dispute (a “Related Share Dispute”), then the Tribunal appointed or to be appointed in respect of any such Existing Share Dispute shall also be appointed as the Tribunal in respect of any Related Share Dispute, save where the Tribunal considers such appointment would be inappropriate.

(v) Where, pursuant to the above provisions, the same Tribunal has been appointed in relation to two or more Related Share Disputes, the Tribunal may order that the whole or part of the matters at issue shall be heard together upon such terms or conditions as the Tribunal thinks fit.

(vi) The Tribunal shall have power to make such directions and any interim, partial or final awards as it considers just and desirable. The Tribunal, upon the request of a party to a Share Dispute, or another party which itself wishes to be joined in any reference to arbitration commenced in accordance with this Clause, may join any party to the reference to arbitration proceedings and may make a single, final award determining all Share Disputes between them.

(vii) Each of the parties to this Deposit Agreement hereby agrees to be joined to any reference to arbitration proceedings in relation to any Share Dispute at the request of a party to that Share Dispute, and to accept the joinder of a party requesting to be joined pursuant to this Section 20.

(viii) The place of the arbitration shall be The Hague, The Netherlands. The language of the arbitration shall be English.

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(ix) Each person hereby waives, as far as permitted by law: (a) any right under the laws of any jurisdiction to apply to any court of law or other judicial authority to determine any preliminary point of law, and/or (b) any right he or she may otherwise have under the laws of any jurisdiction to appeal or otherwise challenge the award, ruling or decision of the tribunal.

(x) The governing law applicable to such Share Dispute, including the submission to arbitration and written arbitration agreement contained in or evidenced by the Articles, shall be the substantive law of England.

(xi) If any court of competent jurisdiction or other competent authority including for the avoidance of doubt, a court or authority in any jurisdiction which is not a signatory to the New York Convention in any jurisdiction determines that this arbitration provision is invalid or unenforceable in relation to any Share Dispute, the Company and the Holder or owner of interests in ADSs, in each case, irrevocably agree that any related proceeding, suit or action can only be brought in the courts of England and Wales and the governing law applicable to such proceedings shall be the substantive law of England.

(c) Nothing in this Deposit Agreement shall be construed to change or alter the Articles. The Company will make a copy of the Articles available to Holders upon request.

(d) By holding an ADS or an interest therein, Holders and owners of interests in ADSs each acknowledge and agree that (i) such Holders and owners of interests in ADSs are not shareholders of the Company and have no direct rights of a shareholder against the Company, and that the rights attaching to the Shares represented by the ADSs, and the rights of the Company with respect to the Shares, are governed exclusively by the Articles and the laws of England, (ii) in connection with any matters against the Company, such Holders and owners of interests in ADSs shall be and are bound by the arbitration and exclusive jurisdiction provisions set out in this Section 20, (iii) any legal suit, action or proceeding instituted by Holders or owners of interests in ADSs against or involving the Depositary that does not include the Company as a co-defendant or other party, arising out of or based upon this Deposit Agreement, the ADSs or the transactions contemplated herein or therein including any alleged violation of the U.S. federal securities laws, may only be instituted in a state or federal court in New York, New York, and by holding an ADS or an interest therein each irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding, and (iv) the Depositary may institute any legal suit, action or proceeding against the Holders

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and/or owners of interests in ADSs in any state or federal court in New York, New York or any other court having jurisdiction, provided the Company is not included as a co-defendant or other party to such proceeding, and by holding an ADS or an interest therein each irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of any and all such courts in any such suit, action or proceeding.

(e) Legal Proceedings between the Depositary and the Company. The Depositary and the Company agree that any action, dispute, controversy, claim or cause of action arising out of, or relating to, this Deposit Agreement or the ADRs (whether in tort, contract, under statute, including for the avoidance of doubt, any derivative claim thereunder, or otherwise), including any question regarding existence, validity, interpretation, breach or termination of the Deposit Agreement and any alleged violation of the U.S. federal securities laws (“Dispute”) between the Company and the Depositary shall be finally and exclusively resolved by arbitration under the arbitration rules of the Commercial Arbitration Rules of the American Arbitration Association (“AAA Rules”), as amended from time to time, which AAA Rules are deemed to be incorporated by reference into this Deposit Agreement. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

(i) The arbitral tribunal (the “AAA Tribunal”) shall consist of three arbitrators appointed in accordance with the AAA Rules and each of whom shall be disinterested in the dispute or controversy and shall have no connection with any party thereto.

(ii) Should a vacancy arise because any arbitrator dies, resigns, refuses to act or becomes incapable of performing his functions, the vacancy shall be filled by the method by which the arbitrator was originally appointed. When a vacancy is filled, the newly established AAA Tribunal shall have sole discretion to determine whether any hearings shall be repeated, save that if the chairman is replaced, any hearings held previously shall be repeated.

(iii) If any Dispute raises issues which are substantially the same as or connected with issues raised in a Dispute which has already been referred to arbitration under any Related Agreements (an “Existing Dispute”) or arises out of substantially the same facts as are the subject of an Existing Dispute (a “Related Dispute”), then the AAA Tribunal appointed or to be appointed in respect of any such Existing Dispute shall also be appointed as the AAA Tribunal in respect of any Related Dispute, save where the AAA Tribunal considers such appointment would be inappropriate.

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(iv) Where, pursuant to the above provisions, the same AAA Tribunal has been appointed in relation to two or more Related Disputes, the AAA Tribunal may order that the whole or part of the matters at issue shall be heard together upon such terms or conditions as the AAA Tribunal thinks fit.

(v) The AAA Tribunal shall have power to make such directions and any interim, partial or final awards as it considers just and desirable. Notwithstanding anything herein to the contrary, the AAA Tribunal shall have no authority to award damages against any party not measured by the prevailing party’s actual damages.

(vi) Save to the extent required by law or a regulator with jurisdiction over the Depositary’s business, no aspect of the proceedings, documentation, or any (partial or final) award or order or any other matter connected with the arbitration shall be disclosed to any other person by either party or its counsel, agents, corporate parents, affiliates or subsidiaries without the prior written consent of the other party; provided, however, disclosure may be made by the Depositary or the Company to their respective affiliates thereof and to their respective employees, auditors, external counsel, accountants, affiliates and/or agents thereof, who need such information and/or documentation in connection with their provision of services to the Depositary or the Company or their respective affiliates and who shall be bound by appropriate nondisclosure obligations.

(vii) The seat of the arbitration shall be in City of New York, State of New York, United States of America.

(viii) The language of the arbitration shall be English.

(ix) Nothing in this Clause shall be construed as preventing any party from seeking conservatory or similar interim relief from any court of competent jurisdiction or the arbitration panel.

(x) Any award of the AAA Tribunal shall be made in writing and shall be final and binding on the parties. The parties undertake to carry out the award without delay.

(xi) The International Bar Association (IBA) Rules on the Taking of Evidence in International Arbitration shall apply to the arbitration.

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21. Agent for Service.

(a) Appointment. The Company has appointed C T Corporation System, 111 Eighth Avenue, New York, New York, as its authorized agent (the “Authorized Agent”) upon which process may be served in any such action arising out of or based on this Deposit Agreement or the transactions contemplated hereby which may be instituted in any state or federal court in New York, New York by the Depositary or any Holder, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Subject to the Company’s rights to replace the Authorized Agent with another entity in the manner required were the Authorized Agent to have resigned, such appointment shall be irrevocable by the Company.

(b) Agent for Service of Process. The Company represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. The Company further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding against the Company, by service by mail of a copy thereof upon the Authorized Agent (whether or not the appointment of such Authorized Agent shall for any reason prove to be ineffective or such Authorized Agent shall fail to receive and forward such service), with a copy mailed to the Company by registered or certified air mail, postage prepaid, to its address provided in Section 16(b) hereof. The Company agrees that the failure of the Authorized Agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any suit, action or proceeding based thereon. If, for any reason, the Authorized Agent named above or its successor shall no longer serve as agent of the Company to receive service of process in New York, the Company shall promptly appoint a successor that is a legal entity with offices in New York, New York, so as to serve and will promptly advise the Depositary thereof.

(c) Waiver of Personal Service of Process. In the event the Company fails to continue such designation and appointment in full force and effect, the Company hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

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22. Waiver of Immunities. To the extent that the Company or any of its properties, assets or revenues may have or may hereafter be entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or other matters under or arising out of or in connection with the Shares or Deposited Securities, the ADSs, the ADRs or this Deposit Agreement, the Company, to the fullest extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

23. Waiver of Jury Trial. EACH PARTY TO THIS DEPOSIT AGREEMENT (INCLUDING, FOR AVOIDANCE OF DOUBT, EACH HOLDER AND BENEFICIAL OWNER OF, AND/OR HOLDER OF INTERESTS IN, ADSS OR ADRS) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, CLAIM, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY HERETO DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE SHARES OR OTHER DEPOSITED SECURITIES, THE ADSs OR THE ADRs, THE DEPOSIT AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN OR THEREIN, OR THE BREACH HEREOF OR THEREOF (WHETHER BASED ON CONTRACT, TORT, COMMON LAW OR ANY OTHER THEORY).

24. Amendment and Restatement of Prior Deposit Agreements. The Deposit Agreement amends and restates each of the Prior Deposit Agreements in their entirety to consist exclusively of the Deposit Agreement, and each Prior Deposit Agreement Receipt is hereby deemed amended and restated to substantially conform to the form of ADR set forth in either Exhibit A or Exhibit B, as the case may be, annexed hereto, except that, to the extent any portion of such amendment and restatement imposes or increases any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or otherwise prejudices any substantial existing right of Holders, such portion shall not become effective as to such Holders, persons or entities with respect to such Prior Deposit Agreement Receipts until 30 days after Holders shall have received notice thereof, such notice to be conclusively deemed given upon the mailing to such Holders of notice of such amendment and restatement which notice contains a provision whereby such Holders can receive a copy of the applicable form of ADR.

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IN WITNESS WHEREOF, ROYAL DUTCH SHELL PLC and JPMORGAN CHASE BANK, N.A. have duly executed this Deposit Agreement as of the day and year first above set forth and all holders of ADRs shall become parties hereto upon acceptance by them of ADRs issued in accordance with the terms hereof.

ROYAL DUTCH SHELL PLC

By:	/s/ Jessica Uhl
Name:	Jessica Uhl
Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A.

By:	/s/ Timothy E. Green
Name:	Timothy E. Green
Title:	Vice President

EXHIBIT A

ANNEXED TO AND INCORPORATED IN

DEPOSIT AGREEMENT

[FORM OF FACE OF ADR EVIDENCING CLASS A SHARE ADSs]

No. of ADSs:

Number

Each ADS represents

Two Shares

CUSIP:

AMERICAN DEPOSITARY RECEIPT

evidencing

AMERICAN DEPOSITARY SHARES

representing

CLASS A ORDINARY SHARES

of

ROYAL DUTCH SHELL PLC

(Incorporated under the laws of England and Wales)

JPMORGAN CHASE BANK, N.A., a national banking association organized under the laws of the United States of America, as depositary hereunder (the “Depositary”), hereby certifies that              is the registered owner (a “Holder”) of American Depositary Shares (“ADSs”), each (subject to paragraph (13) (Changes Affecting Deposited Securities)) representing two Class A ordinary shares (including the rights to receive Shares described in paragraph (1) (Issuance of ADSs), “Shares” and, together with any other securities, cash or property from time to time held by the Depositary in respect or in lieu of deposited Shares, the “Deposited Securities”), of Royal Dutch Shell plc, a corporation organized under the laws of England and Wales (the “Company”), deposited under the Amended and Restated Deposit Agreement dated as of November 1, 2018 (as amended from time to time, the “Deposit Agreement”) among the Company, the Depositary and all Holders from time to time of American Depositary Receipts issued thereunder (“ADRs”), each of whom by accepting an ADR becomes a party thereto. The Deposit Agreement and this ADR (which includes the provisions set forth on the reverse hereof) shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the application of the conflict of law principles thereof. All capitalized terms used herein, and not defined herein, shall have the meanings ascribed to such terms in the Deposit Agreement.

(1) Issuance of ADSs.

(a) Issuance. This ADR is one of the ADRs issued under the Deposit Agreement. Subject to the other provisions hereof, the Depositary may so issue ADRs for delivery at the Transfer Office (as hereinafter defined) only against deposit of: (i) Shares in a form satisfactory to the Custodian; or (ii) rights to receive Shares from the Company or any registrar, transfer agent, clearing agent or other entity recording Share ownership or transactions.

(b) Lending. In its capacity as Depositary, the Depositary shall not lend

Shares or ADSs.

(c) Representations and Warranties of Depositors. Every person depositing Shares under the Deposit Agreement represents and warrants that:

(i)	such Shares and the certificates therefor are duly authorized, validly issued and outstanding, fully paid, nonassessable and legally obtained by such person,

(ii)	all pre-emptive and comparable rights, if any, with respect to such Shares have been validly waived or exercised,

(iii)	the person making such deposit is duly authorized so to do,

(iv)	the Shares presented for deposit are free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim and

(v)

such Shares (A) are not Restricted Securities unless, with respect to Shares that are Restricted Securities solely by virtue of Rule 144 promulgated under the Securities Act of 1933, at the time of deposit the requirements of paragraphs (c), (e), (f) and (h) of Rule 144 shall not apply and such Shares may be freely transferred and may otherwise be offered and sold freely in the

United States or (B) have been registered under the Securities Act of 1933. To the extent the person depositing Shares is an “affiliate” of the Company as such term is defined in Rule 144, the person also represents and warrants that upon the sale of the ADSs, all of the provisions of Rule 144 which enable the Shares to be freely sold (in the form of ADSs) will be fully complied with and, as a result thereof, all of the ADSs issued in respect of such Shares will not be on the sale thereof, Restricted Securities

Such representations and warranties shall survive the deposit and withdrawal of Shares and the issuance and cancellation of ADSs in respect thereof and the transfer of such ADSs.

(d) The Depositary may refuse to accept for such deposit any Shares identified by the Company in order to facilitate compliance with the requirements of the Securities Act of 1933 or the Rules made thereunder.

(2) Withdrawal of Deposited Securities. Subject to paragraphs (4) (Certain Limitations to Registration, Transfer etc.) and (5) (Liability of Holder for Taxes, Duties and Other Charges), upon surrender of (a) a certificated ADR in a form satisfactory to the Depositary at the Transfer Office or (b) proper instructions and documentation in the case of a Direct Registration ADR, the Holder hereof is entitled to delivery at, or to the extent in dematerialized form from, the Custodian’s office of the Deposited Securities at the time represented by the ADSs evidenced by this ADR. At the request, risk and expense of the Holder hereof, the Depositary may deliver such Deposited Securities at such other place as may have been requested by the Holder. Delivery of Deposited Securities may be made by (a) the delivery of certificates (which, if required by law shall be properly endorsed or accompanied by properly executed instruments of transfer or, if such certificates may be registered, registered in the name of such Holder or as ordered by such Holder in any Withdrawal Order), (b) the delivery of any Deposited Securities eligible for settlement through Euroclear Nederland or its successor (“Euroclear Nederland”) to an account designated by such Holder with Euroclear Nederland or an institution that maintains accounts with Euroclear Nederland, or (c) by such other means as the Depositary may deem practicable, including, without limitation, by transfer of record ownership thereof to an account designated in the Withdrawal Order maintained either by the Company or an accredited intermediary, such as a bank, acting as a registrar for the Deposited Securities. Notwithstanding any other provision of the Deposit Agreement or this ADR, the withdrawal of Deposited Securities may be restricted only for the reasons set forth in General Instruction I.A.(1) of Form F-6 (as such instructions may be amended from time to time) under the Securities Act of 1933.

To the extent applicable, the Holder requesting delivery of Deposited Securities upon surrender of ADRs shall have the sole responsibility for ensuring that such Holder has a valid account with Euroclear Nederland or an institution that maintains accounts with Euroclear Nederland and that the information required for transfer to such account is accurately and promptly provided to the Depositary.

(3) Transfers, Split-Ups and Combinations of ADRs; Unification and Consolidation. The Depositary or its agent will keep, at a designated transfer office (the “Transfer Office”), (i) a register (the “ADR Register”) for the registration, registration of transfer, combination and split-up of ADRs, and, in the case of Direct Registration ADRs, shall include the Direct Registration System, which at all reasonable times will be open for inspection by Holders and the Company for the purpose of communicating with Holders in the interest of the business of the Company or a matter relating to the Deposit Agreement and (ii) facilities for the delivery and receipt of ADRs. The term ADR Register includes the Direct Registration System. Title to this ADR (and to the Deposited Securities represented by the ADSs evidenced hereby), when properly endorsed (in the case of ADRs in certificated form) or upon delivery to the Depositary of proper instruments of transfer, is transferable by delivery with the same effect as in the case of negotiable instruments under the laws of the State of New York; provided that the Depositary, notwithstanding any notice to the contrary, may treat the person in whose name this ADR is registered on the ADR Register as the absolute owner hereof for all purposes and neither the Depositary nor the Company will have any obligation or be subject to any liability under the Deposit Agreement to any holder of an ADR, unless such holder is the Holder thereof. Subject to paragraphs (4) and (5), this ADR is transferable on the ADR Register and may be split into other ADRs or combined with other ADRs into one ADR, evidencing the aggregate number of ADSs surrendered for split-up or combination, by the Holder hereof or by duly authorized attorney upon surrender of this ADR at the Transfer Office properly endorsed (in the case of ADRs in certificated form) or upon delivery to the Depositary of proper instruments of transfer and duly stamped as may be required by applicable law; provided that the Depositary may close the ADR Register at any time or from time to time when deemed expedient by it and it may also close the issuance book portion of the ADR Register when reasonably requested by the Company solely in order to enable the Company to comply with applicable law. At the request of a Holder, the Depositary shall, for the purpose of substituting a certificated ADR with a Direct Registration ADR, or vice versa, execute and deliver a certificated ADR or a Direct Registration ADR, as the case may be, for any authorized number of ADSs requested, evidencing the same aggregate number of ADSs as those evidenced by the certificated ADR or Direct Registration ADR, as the case may be, substituted. Notwithstanding this paragraph (3), if the Company unifies and/or consolidates the Class A Shares and the Class B Shares pursuant to article 5(E) of the Articles or otherwise, upon effectiveness of such unification and/or consolidation, each existing ADS may be exchanged for a new ADS representing the survivor class of Shares. In connection therewith, to the extent Class A Shares and Class B Shares are unified or consolidated in any respect, on surrender of ADSs to the Depositary by the Holders of the class of ADS in which the underlying Shares were unified and/or consolidated into the other class of underlying Shares, subject to the provisions of paragraph (7) (Charges of Depositary) of the forms of ADRs and the other applicable provisions hereof, the Depositary shall cancel said surrendered ADSs and thereafter issue to the Holder the same number of ADSs representing the survivor class of Shares.

(4) Certain Limitations to Registration, Transfer etc. Prior to the issue, registration, registration of transfer, split-up or combination of any ADR, the delivery of any distribution in respect thereof, or, subject to the last sentence of paragraph (2) (Withdrawal of Deposited Securities), the withdrawal of any Deposited Securities, and from time to time in the case of clause (b)(ii) of this paragraph (4), the Company, the Depositary or the Custodian may require:

(a) payment with respect thereto of (i) any stock transfer or other tax or other governmental charge, (ii) any stock transfer or registration fees in effect for the registration of transfers of Shares or other Deposited Securities upon any applicable register and (iii) any applicable charges as provided in paragraph (7) (Charges of Depositary) of this ADR;

(b) the production of proof satisfactory to it of (i) the identity of any signatory and genuineness of any signature and (ii) such other information, including without limitation, information as to citizenship, residence, exchange control approval, beneficial ownership of any securities, compliance with applicable law, regulations, provisions of or governing Deposited Securities and terms of the Deposit Agreement and this ADR, as it may deem necessary or proper; and

(c) compliance with such regulations as the Depositary may establish consistent with the Deposit Agreement.

The issuance of ADRs, the acceptance of deposits of Shares, the registration, registration of transfer, split-up or combination of ADRs or, subject to the last sentence of paragraph (2) (Withdrawal of Deposited Securities), the withdrawal of Deposited Securities may be suspended, generally or in particular instances, when the ADR Register or any register for Deposited Securities is closed or when any such action is deemed advisable by the Depositary.

(5) Liability of Holder for Taxes, Duties and Other Charges. If any tax or other governmental charges (including any penalties and/or interest) shall become payable by or on behalf of the Custodian or the Depositary with respect to this ADR, any Deposited Securities represented by the ADSs evidenced hereby or any distribution thereon, such tax or other governmental charge shall be paid by the Holder hereof to the Depositary and by holding or having held an ADR the Holder and all prior Holders hereof, jointly and severally, agree to indemnify, defend and save harmless each of the Depositary and its agents in respect thereof. Neither the Company nor the Depositary shall be liable to Holders, beneficial owners of, or holders of interests in, ADSs and ADRs for failure of any of them to comply with applicable tax laws, rules and/or regulations. The Depositary may refuse to effect any registration, registration of transfer, split-up or combination hereof or, subject to the last sentence of paragraph (2) (Withdrawal of Deposited Securities), any withdrawal of such Deposited Securities until such payment is made. The Depositary may also deduct from any distributions on or in respect of Deposited Securities, or may sell by public or private sale for the account of the Holder hereof any part or all of such Deposited Securities, and may apply such deduction or the proceeds of any such sale in payment of such tax or other governmental charge, the Holder hereof remaining liable for any deficiency, and shall reduce the number of ADSs evidenced hereby to reflect any such sales of Shares. In connection with any distribution to Holders, the Company or its agent will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the Company; and the Depositary and the Custodian will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the Depositary or the Custodian. If the Depositary determines that any distribution in property other than cash (including Shares or rights) on Deposited Securities is subject to any tax that the Depositary or the Custodian is obligated to withhold, the Depositary may dispose of all or a portion of such property in such amounts and in such manner as the Depositary deems practicable and in good faith necessary to pay such taxes, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the Holders entitled thereto. Each Holder of an ADR or an interest therein agrees to indemnify the Depositary, the Company, the Custodian and any of their respective officers, directors, employees, agents and affiliates against, and hold each of them harmless from, any claims by any governmental authority with respect to taxes, additions to tax, penalties or interest arising out of any refund of taxes, reduced rate of withholding at source or other tax benefit obtained which obligations shall survive any transfer or surrender of ADSs or the termination of the Deposit Agreement.

(6) Disclosure of Interests.

(a) General. To the extent that the provisions of or governing any Deposited Securities (including the Articles and applicable English law) may require disclosure of or impose limits on beneficial or other ownership of, or interests in, Deposited Securities, other Shares and other securities and may provide for blocking transfer, voting or other rights to enforce such disclosure or limits, Holders and all persons holding ADRs agree to comply with all such disclosure requirements and ownership limitations and to comply with any reasonable Company instructions in respect thereof. The Company reserves the right to instruct Holders to (i) provide information (a) as to the capacity in which such Holders own or owned ADSs, (b) regarding the identity of any other persons then or previously owning interests in such ADSs and (c) regarding the nature of such interest and various other matters pursuant to applicable law or the Articles or such other corporate document of the Company, all as if such ADSs were to the extent practicable the underlying Shares. Each Holder agrees to provide any information requested by or on behalf of the Company pursuant to this paragraph 6 (a) whether or not such person is still a Holder at the time of the request, and (ii) deliver their ADSs for cancellation and withdrawal of the Deposited Securities so as to permit the Company to deal directly with the Holder thereof as a holder of Shares and Holders agree to comply with such instructions. The Depositary agrees to (i) cooperate with the Company in its efforts to inform Holders of the Company’s exercise of its rights under this paragraph and agrees to forward to the Company any responses to such requests received by the Depositary and (ii) consult with, and provide reasonable assistance without risk, liability or expense on the part of the Depositary, to the Company on the manner or manners in which it may enforce such rights with respect to any Holder.

(b) Jurisdiction Specific. Notwithstanding any provision of the Deposit Agreement or of the ADRs and without limiting the foregoing, by being a Holder, each such Holder agrees to provide such information as the Company may request in a disclosure notice (a “Disclosure Notice”) given pursuant to the United Kingdom Companies Act 2006 (as amended from time to time and including any statutory modification or re-enactment thereof, the “Companies Act”) or the Articles. By accepting or holding an ADR, each Holder acknowledges that it understands that failure to comply with a Disclosure Notice may result in the imposition of sanctions against the holder of the Shares in respect of which the non-complying person is or was, or appears to be or has been, interested as provided in the Companies Act and the Articles which currently include, the withdrawal of the voting rights of such Shares and the imposition of restrictions on the rights to receive dividends on and to transfer such Shares. In addition, by accepting or holding an ADR each Holder agrees to comply with the provisions of the United Kingdom Disclosure and Transparency Rules (as amended from time to time, the “DTRs”) with regard to the notification to the Company of interests in Shares and certain financial instruments, which currently provide, inter alia, that a Holder must notify the Company of the percentage of its voting rights he holds as shareholder or holds or is deemed to hold through his direct or indirect holding of certain financial instruments (or a combination of such holdings) if the percentage of those voting rights (i) reaches, exceeds or falls below 3%, 4%, 5%, 6%, 7%, 8%, 9%, 10% and each 1% threshold thereafter up to 100% as a result of an acquisition or disposal of Shares or certain financial instruments, or (ii) reaches, exceeds or falls below such applicable thresholds as a result of events changing the breakdown of voting rights and on the basis of information disclosed by the Company in accordance with the DTRs. The notification must be effected as soon as possible, but not later than two trading days after the Holder (a) learns of the acquisition or disposal or of the possibility of exercising voting rights, or on which, having regard to the circumstances, should have learned of it, regardless of the date on which the acquisition, disposal or possibility of exercising voting rights takes effect, or (b) is informed of the event mentioned in (ii) above.

(7) Charges of Depositary.

(a) Rights of the Depositary. The Depositary may charge, and collect from, (i) each person to whom ADSs are issued, including, without limitation, issuances against deposits of Shares, issuances in respect of Share Distributions, Rights and Other Distributions (as such terms are defined in paragraph (10) (Distributions on Deposited Securities)), issuances pursuant to a stock dividend or stock split declared by the Company, or issuances pursuant to a merger, exchange of securities (including, without limitation, the consolidation and/or unification of the Class A Shares and the Class B Shares) or any other transaction or event affecting the ADSs or the Deposited Securities, and (ii) each person surrendering ADSs for withdrawal of Deposited Securities or whose ADSs are cancelled or reduced for any other reason U.S.$5.00 for each 100 ADSs (or portion thereof) issued, delivered, reduced, exchanged, cancelled or surrendered, or upon which a Share Distribution or elective distribution is made or offered (as the case may be). The Depositary may sell (by public or private sale) sufficient securities and property received in respect of Share Distributions, Rights and Other Distributions prior to such deposit to pay such charge.

(b) Additional charges by the Depositary. The following additional charges shall also be incurred by the Holders, by any party depositing or withdrawing Shares or by any party surrendering ADSs and/or to whom ADSs are issued (including, without limitation, issuances pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the ADSs or the Deposited Securities or a distribution of ADSs pursuant to paragraph (10) (Distributions on Deposited Securities), whichever is applicable:

(i)	a fee of U.S.$0.05 or less per ADS held for any Cash distribution made, or for or upon which any elective cash/stock dividend is offered, pursuant to the Deposit Agreement,

(ii)

a fee for the distribution or sale of securities pursuant to paragraph (10) hereof, such fee being in an amount equal to the fee for the execution and delivery of ADSs referred to above which would have been charged as a result of the deposit of such securities (for purposes of this paragraph (7) treating all such securities as if they were Shares) but which securities or the net cash proceeds from the sale thereof are instead distributed by the Depositary to Holders entitled thereto,

(iii)

an aggregate fee of U.S.$0.05 or less per ADS per calendar year (or portion thereof) for services performed by the Depositary in administering the ADRs (which fee may be charged on a periodic basis during each calendar year and shall be assessed against Holders as of the record date or record dates set by the Depositary during each calendar year and shall be payable at the sole discretion of the Depositary by billing such Holders or by deducting such charge from one or more cash dividends or other cash distributions), and

(iv)

a fee for the reimbursement of such fees, charges and expenses as are incurred by the Depositary and/or any of its agents (including, without limitation, the Custodian and expenses incurred on behalf of Holders in connection with compliance with foreign exchange control regulations or any law or regulation relating to foreign investment) in connection with the servicing of the Shares or other Deposited Securities, the sale of securities (including, without limitation, Deposited Securities), the delivery of Deposited Securities or otherwise in connection with the Depositary’s or its Custodian’s compliance with applicable law, rule or regulation (which fees and charges shall be assessed on a proportionate basis against Holders as of the record date or dates set by the Depositary and shall be payable at the sole discretion of the Depositary by billing such Holders or by deducting such charge from one or more cash dividends or other cash distributions).

(c) Miscellaneous. The Company will pay all other charges and expenses of the Depositary and any agent of the Depositary (except the Custodian) pursuant to agreements from time to time between the Company and the Depositary, except:

(i)	stock transfer or other taxes and other governmental charges (which are payable by Holders or persons depositing Shares);

(ii)

SWIFT, cable, telex and facsimile transmission and delivery charges incurred at the request of persons depositing, or Holders delivering Shares, ADRs or Deposited Securities (which are payable by such persons or Holders);

(iii)

transfer or registration fees for the registration or transfer of Deposited Securities on any applicable register in connection with the deposit or withdrawal of Deposited Securities (which are payable by persons depositing Shares or Holders withdrawing Deposited Securities); and

(iv)

in connection with the conversion of foreign currency into U.S. dollars, JPMorgan Chase Bank, N.A. (“JPMorgan”) shall deduct out of such foreign currency the fees, expenses and other charges charged by it and/or its agent (which may be a division, branch or affiliate) so appointed in connection with such conversion. JPMorgan and/or its agent may act as principal for such conversion of foreign currency. Such charges may at any time and from time to time be changed by agreement between the Company and the Depositary. For further details see https://www.adr.com.

(d) Disclosure of Potential Depositary Payments. The Depositary anticipates reimbursing the Company for certain expenses incurred by the Company that are related to the establishment and maintenance of the ADR program upon such terms and conditions as the Company and the Depositary may agree from time to time. The Depositary may make available to the Company a set amount or a portion of the Depositary fees charged in respect of the ADR program or otherwise upon such terms and conditions as the Company and the Depositary may agree from time to time.

(e) The right of the Depositary to receive payment of fees, charges and expenses as provided above shall survive the termination of the Deposit Agreement. As to any Depositary, upon the resignation or removal of such Depositary, such right shall extend for those fees, charges and expenses incurred prior to the effectiveness of such resignation or removal.

(8) Available Information. The Deposit Agreement, the provisions of or governing Deposited Securities and any written communications from the Company, which are both received by the Custodian or its nominee as a holder of Deposited Securities and made generally available to the holders of Deposited Securities, are available for inspection by Holders at the offices of the Depositary and the Custodian, at the Transfer Office, on the U.S. Securities and Exchange Commission’s website, or upon request from the Depositary (which request may be refused by the Depositary at its discretion). The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and accordingly files certain reports with the United States Securities and Exchange Commission (the “Commission”). Such reports and other information may be inspected and copied through the Commission’s EDGAR system or at public reference facilities maintained by the Commission located at the date hereof at 100 F Street, NE, Washington, DC 20549.

(9) Execution. This ADR shall not be valid for any purpose unless executed by the Depositary by the manual or facsimile signature of a duly authorized officer of the Depositary.

Dated:

JPMORGAN CHASE BANK, N.A., as Depositary

By
Authorized Officer

The Depositary’s office is located at 383 Madison Avenue, Floor 11, New York, New York 10179.

[FORM OF REVERSE OF ADR]

(10) Distributions on Deposited Securities. Subject to paragraphs (4) (Certain Limitations to Registration, Transfer etc.) and (5) (Liability of Holder for Taxes, Duties and other Charges), to the extent practicable, the Depositary will distribute to each Holder entitled thereto on the record date set by the Depositary therefor at such Holder’s address shown on the ADR Register, in proportion to the number of Deposited Securities (on which the following distributions on Deposited Securities are received by the Custodian) represented by ADSs evidenced by such Holder’s ADRs:

(a) Cash. Any U.S. dollars available to the Depositary resulting from a cash dividend or other cash distribution or the net proceeds of sales of any other distribution or portion thereof authorized in this paragraph (10) (“Cash”), on an averaged or other practicable basis, subject to (i) appropriate adjustments for taxes withheld, (ii) such distribution being impermissible or impracticable with respect to certain Holders, and (iii) deduction of the Depositary’s and/or its agents’ fees and expenses in (1) converting any foreign currency to U.S. dollars by sale or in such other manner as the Depositary may determine to the extent that it determines that such conversion may be made on a reasonable basis, (2) transferring foreign currency or U.S. dollars to the United States by such means as the Depositary may determine to the extent that it determines that such transfer may be made on a reasonable basis, (3) obtaining any approval or license of any governmental authority required for such conversion or transfer, which is obtainable at a reasonable cost and within a reasonable time and (4) making any sale by public or private means in any commercially reasonable manner.

(b) Shares. (i) Additional ADRs evidencing whole ADSs representing any Shares available to the Depositary resulting from a dividend or free distribution on Deposited Securities consisting of Shares (a “Share Distribution”) and (ii) U.S. dollars available to it resulting from the net proceeds of sales of Shares received in a Share Distribution, which Shares would give rise to fractional ADSs if additional ADRs were issued therefor, as in the case of Cash.

(c) Rights. (i) Warrants or other instruments in the discretion of the Depositary representing rights to acquire additional ADRs in respect of any rights to subscribe for additional Shares or rights of any nature available to the Depositary as a result of a distribution on Deposited Securities (“Rights”), to the extent that the Company timely furnishes to the Depositary evidence satisfactory to the Depositary that the Depositary may lawfully distribute the same (the Company has no obligation to so furnish such evidence), or (ii) to the extent the Company does not so furnish such evidence and sales of Rights are practicable, any U.S. dollars available to the Depositary from the net proceeds of sales of Rights as in the case of Cash, or (iii) to the extent the Company does not so furnish such evidence and such sales cannot practicably be accomplished by reason of the nontransferability of the Rights, limited markets therefor, their short duration or otherwise, nothing (and any Rights may lapse).

(d) Other Distributions. (i) Securities or property available to the Depositary resulting from any distribution on Deposited Securities other than Cash, Share Distributions and Rights (“Other Distributions”), by any means that the Depositary may deem equitable and practicable, or (ii) to the extent the Depositary deems distribution of such securities or property not to be equitable and practicable, any U.S. dollars available to the Depositary from the net proceeds of sales of Other Distributions as in the case of Cash. The Depositary reserves the right to utilize a division, branch or affiliate of JPMorgan Chase Bank, N.A. to direct, manage and/or execute any public and/or private sale of securities hereunder. Such division, branch and/or affiliate may charge the Depositary a fee in connection with such sales, which fee is considered an expense of the Depositary contemplated above and/or under paragraph (7) (Charges of Depositary). Any U.S. dollars available will be distributed by checks drawn on a bank in the United States for whole dollars and cents. Fractional cents will be withheld without liability and dealt with by the Depositary in accordance with its then current practices. All purchases and sales of securities will be handled by the Depositary in accordance with its then current policies, which are currently set forth in the “Depositary Receipt Sale and Purchase of Security” section of https://www.adr.com/Investors/FindOutAboutDRs, the location and contents of which the Depositary shall be solely responsible for.

(11) Record Dates. The Depositary may, after consultation with the Company if practicable, fix a record date (which, to the extent applicable, shall be as near as practicable to any corresponding record date set by the Company) for the determination of the Holders who shall be responsible for the fee assessed by the Depositary for administration of the ADR program and for any expenses provided for in paragraph (7) hereof as well as for the determination of the Holders who shall be entitled to receive any distribution on or in respect of Deposited Securities, to give instructions for the exercise of any voting rights, to receive any notice or to act in respect of other matters and only such Holders shall be so entitled or obligated.

(12) Voting of Deposited Securities.

(a) Notice of any Meeting or Solicitation. Subject to the next sentence, as soon as practicable after receipt of notice of any meeting at which the holders of Shares are entitled to vote, or of solicitation of consents or proxies from holders of Shares or other Deposited Securities, the Depositary shall fix the ADS record date in accordance with paragraph (11) above in respect of such meeting or solicitation of consent or proxy. The Depositary shall, if requested by the Company in writing in a timely manner (the Depositary having no obligation to take any further action if the request shall not have been received by the Depositary at least 30 days prior to the date of such vote or meeting) and at the Company’s expense and provided no legal prohibitions exist, distribute to Holders a notice, after consulting the Company as to the form of such notice to the extent practicable, stating (i) such information as is contained in such notice and any solicitation materials, (ii) that each Holder on the record date set by the Depositary therefor will, subject to any applicable provisions of English law, the Articles and the provisions of or governing Deposited Securities, be entitled to either (A) use the voting instruction card prepared by the Depositary, after consulting the Company as to the form of such card to the extent practicable, to request the Depositary, its Custodian or nominee (as appropriate) to appoint the Holder its proxy to attend at that meeting and vote with respect to the number of Shares or other Deposited Securities represented by ADSs evidenced by such Holder’s ADRs or (B) instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by the ADSs evidenced by such Holder’s ADRs and (iii) the manner in which such instructions may be given, including instructions to give a discretionary proxy to a person designated by the Company. There is no guarantee that Holders generally or any Holder in particular will receive the notice described above with sufficient time to enable such Holder to return any voting instructions to the Depositary in a timely manner.

(b) Voting of Deposited Securities. Upon actual receipt by the ADR department of the Depositary of instructions of a Holder on such record date in the manner and on or before the time established by the Depositary for such purpose, the Depositary shall endeavor insofar as practicable and permitted under the provisions of or governing Deposited Securities to cause the appointment (or, if the Deposited Securities are registered in the name of or held by its Custodian or a nominee, the Depositary shall endeavor to procure that the Custodian or its nominee shall cause the appointment), subject to the Articles, of that Holder as a proxy in respect of that meeting (including any adjournment of that meeting) to attend and vote the number of Deposited Securities represented by the ADSs evidenced by that ADR or, if the Holder has not requested a proxy to attend the meeting in person, vote or cause to be voted the Deposited Securities represented by the ADSs evidenced by such Holder’s ADRs in accordance with such instructions. The Depositary will not itself exercise any voting discretion in respect of any Deposited Securities. Notwithstanding anything contained in the Deposit Agreement or any ADR, the Depositary may, to the extent not prohibited by law or regulations, or by the requirements of the stock exchange on which the ADSs are listed, in lieu of distribution of the materials provided to the Depositary in connection with any meeting of, or solicitation of consents or proxies from, holders of Deposited Securities, distribute to the Holders a notice, after consulting the Company as to the form of such notice to the extent practicable, that provides Holders with, or otherwise publicizes to Holders, instructions on how to retrieve such materials or receive such materials upon request (i.e., by reference to a website containing the materials for retrieval or a contact for requesting copies of the materials). Holders are strongly encouraged to forward their voting instructions as soon as possible. Voting instructions will not be deemed received until such time as the ADR department responsible for proxies and voting has received such instructions notwithstanding that such instructions may have been physically received by JPMorgan Chase Bank, N.A., as Depositary, prior to such time.

(13) Changes Affecting Deposited Securities.

(a) Subject to paragraphs (4) (Certain Limitations to Registration, Transfer etc.) and (5) (Liability of Holder to Taxes, Duties and Other Charges), the Depositary may, in its discretion, and shall if reasonably requested by the Company, amend this ADR or distribute additional or amended ADRs (with or without calling this ADR for exchange) or cash, securities or property on the record date set by the Depositary therefor to reflect any change in par value, split-up, consolidation, unification cancellation or other reclassification of Deposited Securities, any Share Distribution or Other Distribution not distributed to Holders or any cash, securities or property available to the Depositary in respect of Deposited Securities from (and the Depositary is hereby authorized to surrender any Deposited Securities to any person and, irrespective of whether such Deposited Securities are surrendered or otherwise cancelled by operation of law, rule, regulation or otherwise, to sell by public or private sale any property received in connection with) any recapitalization, reorganization, merger, consolidation, liquidation, receivership, bankruptcy or sale of all or substantially all the assets of the Company. Without derogation of the foregoing, if pursuant to article 5(E) of the Articles or otherwise, the Company undergoes a unification and/or consolidation of the Class A Shares and the Class B Shares and as a result, the Class B Shares form one uniform class with the Class A Shares ranking pari passu in all respect, from the effective date of such unification and/or consolidation, such uniform class of ordinary shares of the Company shall immediately thereafter (and without any action on the part of the Company, the Depositary or the Holders) constitute the share class represented by any and all outstanding ADSs (regardless of whether previously designated Class A ADSs or Class B ADSs).

(b) To the extent the Depositary does not so amend this ADR or make a distribution to Holders to reflect any of the foregoing, or the net proceeds thereof, whatever cash, securities or property results from any of the foregoing shall constitute Deposited Securities and each ADS evidenced by this ADR shall automatically represent its pro rata interest in the Deposited Securities as then constituted.

(c) Promptly upon the occurrence of any of the aforementioned changes affecting Deposited Securities, the Company shall notify the Depositary in writing of such occurrence and as soon as practicable after receipt of such notice from the Company, may instruct the Depositary to give notice thereof, at the Company’s expense, to Holders in accordance with the provisions hereof. Upon receipt of such instruction, the Depositary shall give notice to the Holders in accordance with the terms thereof, as soon as reasonably practicable.

(14) Exoneration.

(a) The Depositary, the Company, and each of their respective directors, officers, employees, agents and affiliates and each of them shall: (i) incur no liability to Holders or beneficial owners of ADSs (A) if any present or future law, rule, regulation, fiat, order or decree of the United States, England, the Netherlands or any other country or jurisdiction, or of any governmental or regulatory authority or any securities exchange or market or automated quotation system, the provisions of or governing any Deposited Securities or any securities issued or distributed by the Company or any offering or distribution thereof, any present or future provision of the Articles, any act of God, war, terrorism, nationalization, expropriation, currency restrictions, work stoppage, strike, civil unrest, revolutions, rebellions, explosions, computer failure or circumstance beyond its direct and immediate control shall prevent, forbid or delay, or shall cause any of them to be subject to any civil or criminal penalty in connection with, any act which the Deposit Agreement or this ADR provides shall be done or performed by it or them (including, without limitation, voting pursuant to paragraph (12) hereof), or (B) by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or things which by the terms of the Deposit Agreement it is provided shall or may be done or performed or any exercise or failure to exercise any discretion given it in the Deposit Agreement or this ADR (including, without limitation, any failure to determine that any distribution or action may be lawful or reasonably practicable); (ii) assume no liability to Holders or beneficial owners of ADSs except to perform their obligations to the extent they are specifically set forth in this ADR and the Deposit Agreement without gross negligence or willful misconduct; (iii) in the case of the Depositary and its agents, be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or this ADR; (iv) in the case of the Company and its agents hereunder be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or this ADR, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it in its sole discretion against all expense (including fees and disbursements of counsel) and liability be furnished as often as may be required; and

(v) not be liable to Holders or beneficial owners of ADSs for any action or inaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Holder, or any other person believed by it to be competent to give such advice or information. The Depositary shall not be liable for the acts or omissions made by, or the insolvency of, any securities depository, clearing agency or settlement system.

(b) The Depositary. The Depositary shall not be responsible for, and shall incur no liability in connection with or arising from, the insolvency of any Custodian that is not a branch or affiliate of JPMorgan Chase Bank, N.A. The Depositary shall not have any liability for the price received in connection with any sale of securities, the timing thereof or any delay in action or omission to act nor shall it be responsible for any error or delay in action, omission to act, default or negligence on the part of the party so retained in connection with any such sale or proposed sale. Notwithstanding anything to the contrary contained in the Deposit Agreement (including the ADRs), subject to the penultimate sentence of this paragraph (14), the Depositary shall not be responsible for, and shall incur no liability in connection with or arising from, any act or omission to act on the part of the Custodian except to the extent that any Holder has incurred liability directly as a result of the Custodian having (i) committed fraud or willful misconduct in the provision of custodial services to the Depositary or (ii) failed to use reasonable care in the provision of custodial services to the Depositary as determined in accordance with the standards prevailing in the jurisdiction in which the Custodian is located.

(c) Each of the Company, the Depositary and their respective agents may rely and shall be protected in acting upon any written notice, request, direction, instruction or document believed by it to be genuine and to have been signed, presented or given by the proper party or parties.

(d) The Depositary shall be under no obligation to inform Holders or any other holders of an interest in any ADSs about the requirements of the laws, rules or regulations or any changes therein or thereto of any country or jurisdiction or of any governmental or regulatory authority or any securities exchange or market or automated quotation system.

(e) The Depositary and its agents will not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, for the manner in which any such vote is cast, or for the effect of any such vote.

(f) The Depositary may rely upon instructions from the Company or its counsel in respect of any approval or license required for any currency conversion, transfer or distribution.

(g) The Depositary and its agents may own and deal in any class of securities of the Company and its affiliates and in ADRs.

(h) Notwithstanding anything else contained herein, the Depositary shall have no liability or responsibility under the Deposit Agreement, any ADR or any related agreement, for any period prior to the effective date of the Deposit Agreement.

(i) Notwithstanding anything to the contrary set forth in the Deposit Agreement or an ADR, the Depositary and its agents may fully respond to any and all demands or requests for information maintained by or on its behalf in connection with the Deposit Agreement, any Holder or Holders, any ADR or ADRs or otherwise related hereto or thereto to the extent such information is requested or required by or pursuant to any lawful authority, including without limitation laws, rules, regulations, administrative or judicial process, banking, securities or other regulators.

(j) None of the Depositary, the Custodian or the Company shall be liable for the failure by any Holder or beneficial owner to obtain the benefits of credits or refunds of non-U.S. tax paid against such Holder’s or beneficial owner’s income tax liability.

(k) The Depositary and the Company shall not incur any liability for any tax or tax consequences that may be incurred by Holders and beneficial owners on account of their ownership or disposition of the ADRs or ADSs.

(l) The Depositary shall not incur any liability for the content of any information submitted to it by or on behalf of the Company for distribution to the Holders or for any inaccuracy of any translation thereof, for any investment risk associated with acquiring an interest in the Deposited Securities, for the validity or worth of the Deposited Securities, for the credit-worthiness of any third party, for allowing any rights to lapse upon the terms of the Deposit Agreement or for the failure or timeliness of any notice from the Company.

(m) Notwithstanding anything herein or in the Deposit Agreement to the contrary, the Depositary and the Custodian(s) may use third party delivery services and providers of information regarding matters such as pricing, proxy voting, corporate actions, class action litigation and other services in connection herewith and the Deposit Agreement, and use local agents to provide extraordinary services such as attendance at annual meetings of issuers of securities. Although the Depositary and the Custodian will use reasonable care (and cause their agents to use reasonable care) in the selection and retention of such third party providers and local agents, they will not be responsible for any errors or omissions made by them in providing the relevant information or services.

(n) The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary.

(o) By holding an ADS or an interest therein, Holders and owners of interests in ADSs each acknowledge and agree that (i) such Holders and owners of interests in ADSs are not shareholders of the Company and have no direct rights of a shareholder against the Company, and that the rights attaching to the Shares represented by the ADSs, and the rights of the Company with respect to the Shares, are governed exclusively by the Articles and the laws of England, (ii) in connection with any matters against the Company, such Holders and owners of interests in ADSs shall be and are bound by the arbitration and exclusive jurisdiction provisions set out in Section 20 of the Deposit Agreement (as summarized in subparagraph (s) below), (iii) any legal suit, action or proceeding instituted by Holders or owners of interests in ADSs against or involving the Depositary that does not include the Company as a co-defendant or other party, arising out of or based upon this Deposit Agreement, the ADSs or the transactions contemplated herein or therein including any alleged violation of the U.S. federal securities laws, may only be instituted in a state or federal court in New York, New York, and by holding an ADS or an interest therein each irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding, and (iv) the Depositary may institute any legal suit, action or proceeding against the Holders and/or owners of interests in ADSs in any state or federal court in New York, New York or any other court having jurisdiction, provided the Company is not included as a co-defendant or other party to such proceeding, and by holding an ADS or an interest therein each irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of any and all such courts in any such suit, action or proceeding.

(p) The Company has agreed to indemnify the Depositary and its agents under certain circumstances and the Depositary has agreed to indemnify the Company under certain circumstances.

(q) Neither the Company, the Depositary nor any of their respective agents shall be liable to Holders or beneficial owners of interests in ADSs for any indirect, special, punitive or consequential damages (including, without limitation, legal fees and expenses) or lost profits, in each case of any form incurred by any person or entity, whether or not foreseeable and regardless of the type of action in which such a claim may be brought.

(r) No disclaimer of liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, to the extent applicable, is intended by any provision thereof.

(s) Arbitration. The Company, the Depositary and each Holder shall be bound by the arbitration and exclusive jurisdiction provisions set forth in this subsection (b) in connection with any Share Dispute, as that term is defined in this paragraph 14(s):

(i)

The term “Share Dispute” is defined as any action, dispute, controversy, claim or cause of action (a) between the Company and Holders and/or owners of interests in ADSs or (b) between and directly involving as named parties each of the Company, the Depositary and one or more Holders and/or owners of interests in ADSs, in each case arising out of, or relating to, this Deposit Agreement, the ADSs or the ADRs or the transactions contemplated hereby or thereby (whether in tort, in contract, under statute, including for the avoidance of doubt, any derivative claim thereunder, or otherwise), including any question regarding existence, validity, interpretation, breach or termination of the Deposit Agreement and any alleged violation of the U.S. federal securities laws.

(ii)

Any and all Share Disputes shall be finally and exclusively resolved by arbitration under the Rules of Arbitration rules of the International Chamber of Commerce (“ICC”) (the “ICC Rules”), as amended from time to time, which ICC Rules are deemed to be incorporated by reference into this Deposit Agreement.

(iii)

The arbitral tribunal (the “Tribunal”) shall consist of three arbitrators, to be appointed in accordance with the ICC Rules. The chairman of the tribunal must have at least 20 years’ experience as a lawyer qualified to practise in a common law jurisdiction within the Commonwealth (as constituted on 12 May 2005), and each other arbitrator must have at least 20 years’ experience as a qualified lawyer.

(iv)

If any Share Dispute raises issues which are substantially the same as or connected with issues raised in a Share Dispute which has already been referred to arbitration (an “Existing Share Dispute”) or arises out of substantially the same facts as are the subject of an Existing Share Dispute (a “Related Share Dispute”), then the Tribunal appointed or to be appointed in respect of any such Existing Share Dispute shall also be appointed as the Tribunal in respect of any Related Share Dispute, save where the Tribunal considers such appointment would be inappropriate.

(v)

Where, pursuant to the above provisions, the same Tribunal has been appointed in relation to two or more Related Share Disputes, the Tribunal may order that the whole or part of the matters at issue shall be heard together upon such terms or conditions as the Tribunal thinks fit.

(vi)

The Tribunal shall have power to make such directions and any interim, partial or final awards as it considers just and desirable. The Tribunal, upon the request of a party to a Share Dispute, or another party which itself wishes to be joined in any reference to arbitration commenced in accordance with this Clause, may join any party to the reference to arbitration proceedings and may make a single, final award determining all Share Disputes between them.

(vii)

Each of the parties to the Deposit Agreement hereby agrees to be joined to any reference to arbitration proceedings in relation to any Share Dispute at the request of a party to that Share Dispute, and to accept the joinder of a party requesting to be joined pursuant to this paragraph (14).

(viii)	The place of the arbitration shall be The Hague, The Netherlands. The language of the arbitration shall be English.

(ix)

Each person hereby waives, as far as permitted by law: (a) any right under the laws of any jurisdiction to apply to any court of law or other judicial authority to determine any preliminary point of law, and/or (b) any right he or she may otherwise have under the laws of any jurisdiction to appeal or otherwise challenge the award, ruling or decision of the tribunal.

(x)

The governing law applicable to such Share Dispute, including the submission to arbitration and written arbitration agreement contained in or evidenced by the Articles, shall be the substantive law of England.

(xi)

If any court of competent jurisdiction or other competent authority including for the avoidance of doubt, a court or authority in any jurisdiction which is not a signatory to the New York Convention in any jurisdiction determines that this arbitration provision is invalid or unenforceable in relation to any Share Dispute, the Company and the Holder or owner of interests in ADSs, in each case, irrevocably agree that any related proceeding, suit or action can only be brought in the courts of England and Wales and the governing law applicable to such proceedings shall be the substantive law of England.

(t) Nothing in the Deposit Agreement or any ADR shall be construed to change or alter the Articles. The Company will make a copy of the Articles available to Holders upon request.

(15) Resignation and Removal of Depositary; the Custodian.

(a) Resignation. The Depositary may resign as Depositary by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.

(b) Removal. The Depositary may at any time be removed by the Company by no less than 60 days’ prior written notice of such removal, to become effective upon the later of (i) the 60th day after delivery of the notice to the Depositary and (ii) the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.

(c) The Custodian. The Depositary may appoint substitute or additional Custodians and the term “Custodian” refers to each Custodian or all Custodians as the context requires.

(16) Amendment. Subject to the last sentence of paragraph (2) (Withdrawal of Deposited Securities), the ADRs and the Deposit Agreement may be amended by agreement between the Company and the Depositary without the consent of Holders, provided that any amendment that imposes or increases any fees or charges (other than stock transfer or other taxes and other governmental charges, transfer or registration fees, SWIFT, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or that shall otherwise prejudice any substantial existing right of Holders, shall become effective 30 days after notice of such amendment shall have been given to the Holders. Every Holder of an ADR at the time any amendment to the Deposit Agreement so becomes effective shall be deemed, by continuing to hold such ADR, to consent and agree to such amendment and to be bound by the Deposit Agreement (including, without limitation, the forms of ADR) as amended thereby. In no event shall any amendment impair the right of the Holder of any ADR to surrender such ADR and receive the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law. Any amendments or supplements which (i) are reasonably necessary (as agreed by the Company and the Depositary) in order for (a) the ADSs to be registered on Form F-6 under the Securities Act of 1933 or (b) the ADSs or Shares to be traded solely in electronic book-entry form and (ii) do not in either such case impose or increase any fees or charges to be borne by Holders, shall be deemed not to prejudice any substantial rights of Holders. Notwithstanding the foregoing, if any governmental body or regulatory body should adopt new laws, rules or regulations or should there be changes to the Articles which would require amendment or supplement of the Deposit Agreement or the form of ADR to ensure compliance therewith, the Company and the Depositary may amend or supplement the Deposit Agreement and the ADR at any time in accordance with such changed laws, rules or regulations. Such amendment or supplement to the Deposit Agreement in such circumstances may become effective before a notice of such amendment or supplement is given to Holders or within any other period of time as required for compliance. Notice of any amendment to the Deposit Agreement or form of ADRs shall not need to describe in detail the specific amendments effectuated thereby, and failure to describe the specific amendments in any such notice shall not render such notice invalid, provided, however, that, in each such case, the notice given to the Holders identifies a means for Holders to retrieve or receive the text of such amendment (i.e., upon retrieval from the U.S. Securities and Exchange Commission’s, the Depositary’s or the Company’s website or upon request from the Depositary).

(17) Termination. The Depositary may, and shall at the written direction of the Company, terminate the Deposit Agreement and this ADR by mailing notice of such termination to the Holders at least 30 days prior to the date fixed in such notice for such termination; provided, however, if the Depositary shall have (i) resigned as Depositary hereunder, notice of such termination by the Depositary shall not be provided to Holders unless a successor depositary shall not be operating hereunder within 60 days of the date of such resignation, or (ii) been removed as Depositary hereunder, notice of such termination by the Depositary shall not be provided to Holders unless a successor depositary shall not be operating hereunder on the 60th day after the Company’s notice of removal was first provided to the Depositary. Notwithstanding anything to the contrary herein, the Depositary may terminate the Deposit Agreement without notice to the Company, but subject to giving 30 days’ notice to the Holders, under the following circumstances: (i) in the event of the

Company’s bankruptcy or insolvency, (ii) if the Shares cease to be listed on an internationally recognized stock exchange, (iii) if the Company effects (or will effect) a redemption of all or substantially all of the Deposited Securities, or a cash or share distribution representing a return of all or substantially all of the value of the Deposited Securities, or (iv) there occurs a merger, consolidation, sale of assets or other transaction as a result of which securities or other property are delivered in exchange for or in lieu of Deposited Securities.

After the date so fixed for termination, the Depositary and its agents will perform no further acts under the Deposit Agreement and this ADR, except to receive and hold (or sell) distributions on Deposited Securities and deliver Deposited Securities being withdrawn. As soon as practicable after the date so fixed for termination, the Depositary shall use its reasonable efforts to sell the Deposited Securities and shall thereafter (as long as it may lawfully do so) hold in an account (which may be a segregated or unsegregated account) the net proceeds of such sales, together with any other cash then held by it under the Deposit Agreement, without liability for interest, in trust for the pro rata benefit of the Holders of ADRs not theretofore surrendered. After making such sale, the Depositary shall be discharged from all obligations in respect of the Deposit Agreement and this ADR, except to account for such net proceeds and other cash. After the date so fixed for termination, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary and its agents.

(18) Appointment; Acknowledgements and Agreements. Each Holder and each owner or person holding an interest in ADSs or ADRs, upon acceptance of any ADSs or ADRs (or any interest in any of them) issued in accordance with the terms and conditions of the Deposit Agreement shall be deemed for all purposes to (a) be a party to and bound by the terms of the Deposit Agreement and the applicable ADR(s), (b) appoint the Depositary its attorney-in-fact, with full power to delegate, to act on its behalf and to take any and all actions contemplated in the Deposit Agreement and the applicable ADR(s), to adopt any and all procedures necessary to comply with applicable law and to take such action as the Depositary in its sole discretion may deem necessary or appropriate to carry out the purposes of the Deposit Agreement and the applicable ADR(s), the taking of such actions to be the conclusive determinant of the necessity and appropriateness thereof, (c) acknowledge and agree that (i) nothing in the Deposit Agreement or any ADR shall give rise to a partnership or joint venture among the parties thereto nor establish a fiduciary or similar relationship among such parties, (ii) the Depositary, its divisions, branches and affiliates, and their respective agents, may from time to time be in the possession of non-public information about the Company, Holders, owners of ADSs and/or their respective affiliates, (iii) the Depositary and its divisions, branches and affiliates may at any time have multiple banking relationships with the Company, Holders, owners of ADSs and/or the affiliates of any of them, (iv) the Depositary and its divisions, branches and affiliates may, from time to time, be engaged in transactions in which parties adverse to the Company or the Holders or owners of ADSs may have interests, (v) nothing contained in the Deposit Agreement or any ADR(s) shall (A) preclude the Depositary or any of its divisions, branches or affiliates from engaging in such transactions or establishing or maintaining such relationships, or (B) obligate the Depositary or any of its divisions, branches or affiliates to disclose such transactions or relationships or to account for any profit made or payment received in such transactions or relationships, and (vi) the Depositary shall not be deemed to have knowledge of any information held by any branch, division or affiliate of the Depositary.

(19) Waiver. EACH PARTY TO THE DEPOSIT AGREEMENT (INCLUDING, FOR AVOIDANCE OF DOUBT, EACH HOLDER AND BENEFICIAL OWNER OF, AND/OR HOLDER OF INTERESTS IN, ADSS OR ADRS) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, CLAIM, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY HERETO DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE SHARES OR OTHER DEPOSITED SECURITIES, THE ADSs OR THE ADRs, THE DEPOSIT AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN OR THEREIN, OR THE BREACH HEREOF OR THEREOF (WHETHER BASED ON CONTRACT, TORT, COMMON LAW OR ANY OTHER THEORY).

(20) Elective Distributions in Cash or Shares. Whenever the Company shall declare a dividend to be payable at the election of the holders of Shares in cash or in additional Shares (each an “Elective Distribution”), the Company and the Depositary agree to consult with each other to determine if it is reasonably practicable to extend such Elective Distribution to Holders and on the terms and procedures thereof. In connection with each Elective Distribution, the Company shall furnish an opinion of U.S. counsel to the Company, which counsel and opinion shall be reasonably acceptable to the Depositary, to the effect that the Company may make the Elective Distribution available to Holders and the Depositary may extend such Elective Distribution to Holders in each case without registration under the Securities Act of 1933 of the Shares issued pursuant to such Elective Distribution, or, if such opinion has been previously furnished, a letter from such counsel stating that the opinion previously provided may be relied upon by the Depositary as if such opinion were dated and delivered to the Depositary as of the date of such letter. If the Company and the Depositary have agreed that it is reasonably practicable to extend the Elective Distribution to Holders and on the terms and procedures thereof, the Depositary shall, if the Company shall request in writing, make such Elective Distribution available to Holders on the terms and following such procedures as agreed with the Company. If an Elective Distribution is not extended to Holders, the

Depositary shall, to the extent permitted by law, distribute to the Holders, on the basis of the same determination as is made in the local market in respect of the Shares for which no election is made, either (x) cash or (y) additional ADSs representing such additional Shares, in each case upon the terms described in paragraph (10) hereof. If an Elective Distribution is extended to Holders, the Depositary shall establish a record date in the manner described in paragraph (11) hereof and inform Holders of the procedures necessary to permit them to participate in such Elective Distribution. Unless otherwise agreed in writing by the Company and the Depositary, to the extent a Holder shall make an election with respect to an Elective Distribution, such election shall remain in full force and effect until such time as a notice revoking such election is received from such Holder (in which case the Holder will be treated as having elected to receive the default consideration) or a further election is received from such Holder or the Depositary notifies such Holder that the election previously received from such Holder ceases to be valid for further Elective Distributions. The Company shall assist the Depositary in establishing such procedures to the extent reasonably necessary. Subject to paragraph (7) hereof, if a Holder elects to receive the proposed dividend in cash or ADSs, the dividend shall be distributed upon the terms described in paragraph (10) hereof.

If, at any time after an Elective Distribution, a Holder’s account is solely comprised of a fraction of an ADS, the Company may instruct the Depositary to sell or dispose of such fractional ADS (or the Deposited Securities represented thereby) and to handle the net proceeds from such disposition and/or sale (after deduction of the costs and expenses of such sale) in the manner instructed by the Company, which may involve not delivering such net proceeds to the Holder. Holders are strongly encouraged to review the terms of the Elective Distribution and to consult with their tax advisors prior to taking any action which may result in their account solely comprising of a fractional ADS.

EXHIBIT B

ANNEXED TO AND INCORPORATED IN

DEPOSIT AGREEMENT

[FORM OF FACE OF ADR EVIDENCING CLASS B SHARE ADSs]

Number	No. of ADSs: Each ADS represents Two Shares CUSIP:

AMERICAN DEPOSITARY RECEIPT

evidencing

AMERICAN DEPOSITARY SHARES

representing

CLASS B ORDINARY SHARES

of

ROYAL DUTCH SHELL PLC

(Incorporated under the laws of England and Wales)

JPMORGAN CHASE BANK, N.A., a national banking association organized under the laws of the United States of America, as depositary hereunder (the “Depositary”), hereby certifies that              is the registered owner (a “Holder”) of American Depositary Shares (“ADSs”), each (subject to paragraph (13) (Changes Affecting Deposited Securities)) representing two Class B ordinary shares (including the rights to receive Shares described in paragraph (1) (Issuance of ADSs), “Shares” and, together with any other securities, cash or property from time to time held by the Depositary in respect or in lieu of deposited Shares, the “Deposited Securities”), of Royal Dutch Shell plc, a corporation organized under the laws of England and Wales (the “Company”), deposited under the Amended and Restated Deposit Agreement dated as of November 1, 2018 (as amended from time to time, the “Deposit Agreement”) among the Company, the Depositary and all Holders from time to time of American Depositary Receipts issued thereunder (“ADRs”), each of whom by accepting an ADR becomes a party thereto. The Deposit Agreement and this ADR (which includes the provisions set forth on the reverse hereof) shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the application of the conflict of law principles thereof. All capitalized terms used herein, and not defined herein, shall have the meanings ascribed to such terms in the Deposit Agreement.

(1) Issuance of ADSs.

(a) Issuance. This ADR is one of the ADRs issued under the Deposit Agreement. Subject to the other provisions hereof, the Depositary may so issue ADRs for delivery at the Transfer Office (as hereinafter defined) only against deposit of: (i) Shares in a form satisfactory to the Custodian; or (ii) rights to receive Shares from the Company or any registrar, transfer agent, clearing agent or other entity recording Share ownership or transactions.

(b) Lending. In its capacity as Depositary, the Depositary shall not lend Shares or ADSs.

(c) Representations and Warranties of Depositors. Every person depositing Shares under the Deposit Agreement represents and warrants that:

(i)	such Shares and the certificates therefor are duly authorized, validly issued and outstanding, fully paid, nonassessable and legally obtained by such person,

(ii)	all pre-emptive and comparable rights, if any, with respect to such Shares have been validly waived or exercised,

(iii)	the person making such deposit is duly authorized so to do,

(iv)	the Shares presented for deposit are free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim and

(v)

such Shares (A) are not Restricted Securities unless, with respect to Shares that are Restricted Securities solely by virtue of Rule 144 promulgated under the Securities Act of 1933, at the time of deposit the requirements of paragraphs (c), (e), (f) and (h) of Rule 144 shall not apply and such Shares may be freely transferred and may otherwise be offered and sold freely in the

United States or (B) have been registered under the Securities Act of 1933. To the extent the person depositing Shares is an “affiliate” of the Company as such term is defined in Rule 144, the person also represents and warrants that upon the sale of the ADSs, all of the provisions of Rule 144 which enable the Shares to be freely sold (in the form of ADSs) will be fully complied with and, as a result thereof, all of the ADSs issued in respect of such Shares will not be on the sale thereof, Restricted Securities

Such representations and warranties shall survive the deposit and withdrawal of Shares and the issuance and cancellation of ADSs in respect thereof and the transfer of such ADSs.

(d) The Depositary may refuse to accept for such deposit any Shares identified by the Company in order to facilitate compliance with the requirements of the Securities Act of 1933 or the Rules made thereunder.

(2) Withdrawal of Deposited Securities. Subject to paragraphs (4) (Certain Limitations to Registration, Transfer etc.) and (5) (Liability of Holder for Taxes, Duties and Other Charges), upon surrender of (a) a certificated ADR in a form satisfactory to the Depositary at the Transfer Office or (b) proper instructions and documentation in the case of a Direct Registration ADR, the Holder hereof is entitled to delivery at, or to the extent in dematerialized form from, the Custodian’s office of the Deposited Securities at the time represented by the ADSs evidenced by this ADR. At the request, risk and expense of the Holder hereof, the Depositary may deliver such Deposited Securities at such other place as may have been requested by the Holder. Delivery of Deposited Securities may be made by (a) the delivery of certificates (which, if required by law shall be properly endorsed or accompanied by properly executed instruments of transfer or, if such certificates may be registered, registered in the name of such Holder or as ordered by such Holder in any Withdrawal Order), (b) the delivery of any Deposited Securities eligible for settlement through Euroclear Nederland or its successor (“Euroclear Nederland”) to an account designated by such Holder with Euroclear Nederland or an institution that maintains accounts with Euroclear Nederland, or (c) by such other means as the Depositary may deem practicable, including, without limitation, by transfer of record ownership thereof to an account designated in the Withdrawal Order maintained either by the Company or an accredited intermediary, such as a bank, acting as a registrar for the Deposited Securities. Notwithstanding any other provision of the Deposit Agreement or this ADR, the withdrawal of Deposited Securities may be restricted only for the reasons set forth in General Instruction I.A.(1) of Form F-6 (as such instructions may be amended from time to time) under the Securities Act of 1933.

To the extent applicable, the Holder requesting delivery of Deposited Securities upon surrender of ADRs shall have the sole responsibility for ensuring that such Holder has a valid account with Euroclear Nederland or an institution that maintains accounts with Euroclear Nederland and that the information required for transfer to such account is accurately and promptly provided to the Depositary.

(3) Transfers, Split-Ups and Combinations of ADRs; Unification and Consolidation. The Depositary or its agent will keep, at a designated transfer office (the “Transfer Office”), (i) a register (the “ADR Register”) for the registration, registration of transfer, combination and split-up of ADRs, and, in the case of Direct Registration ADRs, shall include the Direct Registration System, which at all reasonable times will be open for inspection by Holders and the Company for the purpose of communicating with Holders in the interest of the business of the Company or a matter relating to the Deposit Agreement and (ii) facilities for the delivery and receipt of ADRs. The term ADR Register includes the Direct Registration System. Title to this ADR (and to the Deposited Securities represented by the ADSs evidenced hereby), when properly endorsed (in the case of ADRs in certificated form) or upon delivery to the Depositary of proper instruments of transfer, is transferable by delivery with the same effect as in the case of negotiable instruments under the laws of the State of New York; provided that the Depositary, notwithstanding any notice to the contrary, may treat the person in whose name this ADR is registered on the ADR Register as the absolute owner hereof for all purposes and neither the Depositary nor the Company will have any obligation or be subject to any liability under the Deposit Agreement to any holder of an ADR, unless such holder is the Holder thereof. Subject to paragraphs (4) and (5), this ADR is transferable on the ADR Register and may be split into other ADRs or combined with other ADRs into one ADR, evidencing the aggregate number of ADSs surrendered for split-up or combination, by the Holder hereof or by duly authorized attorney upon surrender of this ADR at the Transfer Office properly endorsed (in the case of ADRs in certificated form) or upon delivery to the Depositary of proper instruments of transfer and duly stamped as may be required by applicable law; provided that the Depositary may close the ADR Register at any time or from time to time when deemed expedient by it and it may also close the issuance book portion of the ADR Register when reasonably requested by the Company solely in order to enable the Company to comply with applicable law. At the request of a Holder, the Depositary shall, for the purpose of substituting a certificated ADR with a Direct Registration ADR, or vice versa, execute and deliver a certificated ADR or a Direct Registration ADR, as the case may be, for any authorized number of ADSs requested, evidencing the same aggregate number of ADSs as those evidenced by the certificated ADR or Direct Registration ADR, as the case may be, substituted. Notwithstanding this paragraph (3), if the Company unifies and/or consolidates the Class A Shares and the Class B Shares pursuant to article 5(E) of the Articles or otherwise, upon effectiveness of such unification and/or consolidation, each existing ADS may be exchanged for a new ADS representing the survivor class of Shares. In connection therewith, to the extent Class A Shares and Class B Shares are unified or consolidated in any respect, on surrender of ADSs to the Depositary by the Holders of the class of ADS in which the underlying Shares were unified and/or consolidated into the other class of underlying Shares, subject to the provisions of paragraph (7) (Charges of Depositary) of the forms of ADRs and the other applicable provisions hereof, the Depositary shall cancel said surrendered ADSs and thereafter issue to the Holder the same number of ADSs representing the survivor class of Shares.

(4) Certain Limitations to Registration, Transfer etc. Prior to the issue, registration, registration of transfer, split-up or combination of any ADR, the delivery of any distribution in respect thereof, or, subject to the last sentence of paragraph (2) (Withdrawal of Deposited Securities), the withdrawal of any Deposited Securities, and from time to time in the case of clause (b)(ii) of this paragraph (4), the Company, the Depositary or the Custodian may require:

(a) payment with respect thereto of (i) any stock transfer or other tax or other governmental charge, (ii) any stock transfer or registration fees in effect for the registration of transfers of Shares or other Deposited Securities upon any applicable register and (iii) any applicable charges as provided in paragraph (7) (Charges of Depositary) of this ADR;

(b) the production of proof satisfactory to it of (i) the identity of any signatory and genuineness of any signature and (ii) such other information, including without limitation, information as to citizenship, residence, exchange control approval, beneficial ownership of any securities, compliance with applicable law, regulations, provisions of or governing Deposited Securities and terms of the Deposit Agreement and this ADR, as it may deem necessary or proper; and

(c) compliance with such regulations as the Depositary may establish consistent with the Deposit Agreement.

The issuance of ADRs, the acceptance of deposits of Shares, the registration, registration of transfer, split-up or combination of ADRs or, subject to the last sentence of paragraph (2) (Withdrawal of Deposited Securities), the withdrawal of Deposited Securities may be suspended, generally or in particular instances, when the ADR Register or any register for Deposited Securities is closed or when any such action is deemed advisable by the Depositary.

(5) Liability of Holder for Taxes, Duties and Other Charges. If any tax or other governmental charges (including any penalties and/or interest) shall become payable by or on behalf of the Custodian or the Depositary with respect to this ADR, any Deposited Securities represented by the ADSs evidenced hereby or any distribution thereon, such tax or other governmental charge shall be paid by the Holder hereof to the Depositary and by holding or having held an ADR the Holder and all prior Holders hereof, jointly and severally, agree to indemnify, defend and save harmless each of the Depositary and its agents in respect thereof. Neither the Company nor the Depositary shall be liable to Holders, beneficial owners of, or holders of interests in, ADSs and ADRs for failure of any of them to comply with applicable tax laws, rules and/or regulations. The Depositary may refuse to effect any registration, registration of transfer, split-up or combination hereof or, subject to the last sentence of paragraph (2) (Withdrawal of Deposited Securities), any withdrawal of such Deposited Securities until such payment is made. The Depositary may also deduct from any distributions on or in respect of Deposited Securities, or may sell by public or private sale for the account of the Holder hereof any part or all of such Deposited Securities, and may apply such deduction or the proceeds of any such sale in payment of such tax or other governmental charge, the Holder hereof remaining liable for any deficiency, and shall reduce the number of ADSs evidenced hereby to reflect any such sales of Shares. In connection with any distribution to Holders, the Company or its agent will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the Company; and the Depositary and the Custodian will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the Depositary or the Custodian. If the Depositary determines that any distribution in property other than cash (including Shares or rights) on Deposited Securities is subject to any tax that the Depositary or the Custodian is obligated to withhold, the Depositary may dispose of all or a portion of such property in such amounts and in such manner as the Depositary deems practicable and in good faith necessary to pay such taxes, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the Holders entitled thereto. Each Holder of an ADR or an interest therein agrees to indemnify the Depositary, the Company, the Custodian and any of their respective officers, directors, employees, agents and affiliates against, and hold each of them harmless from, any claims by any governmental authority with respect to taxes, additions to tax, penalties or interest arising out of any refund of taxes, reduced rate of withholding at source or other tax benefit obtained which obligations shall survive any transfer or surrender of ADSs or the termination of the Deposit Agreement.

(6) Disclosure of Interests.

(a) General. To the extent that the provisions of or governing any Deposited Securities (including the Articles and applicable English law) may require disclosure of or impose limits on beneficial or other ownership of, or interests in, Deposited Securities, other Shares and other securities and may provide for blocking transfer, voting or other rights to enforce such disclosure or limits, Holders and all persons holding ADRs agree to comply with all such disclosure requirements and ownership limitations and to comply with any reasonable Company instructions in respect thereof. The Company reserves the right to instruct Holders to (i) provide information (a) as to the capacity in which such Holders own or owned ADSs, (b) regarding the identity of any other persons then or previously owning interests in such ADSs and (c) regarding the nature of such interest and various other matters pursuant to applicable law or the Articles or such other corporate document of the Company, all as if such ADSs were to the extent practicable the underlying Shares. Each Holder agrees to provide any information requested by or on behalf of the Company pursuant to this paragraph 6 (a) whether or not such person is still a Holder at the time of the request, and (ii) deliver their ADSs for cancellation and withdrawal of the Deposited Securities so as to permit the Company to deal directly with the Holder thereof as a holder of Shares and Holders agree to comply with such instructions. The Depositary agrees to (i) cooperate with the Company in its efforts to inform Holders of the Company’s exercise of its rights under this paragraph and agrees to forward to the Company any responses to such requests received by the Depositary and (ii) consult with, and provide reasonable assistance without risk, liability or expense on the part of the Depositary, to the Company on the manner or manners in which it may enforce such rights with respect to any Holder.

(b) Jurisdiction Specific. Notwithstanding any provision of the Deposit Agreement or of the ADRs and without limiting the foregoing, by being a Holder, each such Holder agrees to provide such information as the Company may request in a disclosure notice (a “Disclosure Notice”) given pursuant to the United Kingdom Companies Act 2006 (as amended from time to time and including any statutory modification or re-enactment thereof, the “Companies Act”) or the Articles. By accepting or holding an ADR, each Holder acknowledges that it understands that failure to comply with a Disclosure Notice may result in the imposition of sanctions against the holder of the Shares in respect of which the non-complying person is or was, or appears to be or has been, interested as provided in the Companies Act and the Articles which currently include, the withdrawal of the voting rights of such Shares and the imposition of restrictions on the rights to receive dividends on and to transfer such Shares. In addition, by accepting or holding an ADR each Holder agrees to comply with the provisions of the United Kingdom Disclosure and Transparency Rules (as amended from time to time, the “DTRs”) with regard to the notification to the Company of interests in Shares and certain financial instruments, which currently provide, inter alia, that a Holder must notify the Company of the percentage of its voting rights he holds as shareholder or holds or is deemed to hold through his direct or indirect holding of certain financial instruments (or a combination of such holdings) if the percentage of those voting rights (i) reaches, exceeds or falls below 3%, 4%, 5%, 6%, 7%, 8%, 9%, 10% and each 1% threshold thereafter up to 100% as a result of an acquisition or disposal of Shares or certain financial instruments, or (ii) reaches, exceeds or falls below such applicable thresholds as a result of events changing the breakdown of voting rights and on the basis of information disclosed by the Company in accordance with the DTRs. The notification must be effected as soon as possible, but not later than two trading days after the Holder (a) learns of the acquisition or disposal or of the possibility of exercising voting rights, or on which, having regard to the circumstances, should have learned of it, regardless of the date on which the acquisition, disposal or possibility of exercising voting rights takes effect, or (b) is informed of the event mentioned in (ii) above.

(7) Charges of Depositary.

(a) Rights of the Depositary. The Depositary may charge, and collect from, (i) each person to whom ADSs are issued, including, without limitation, issuances against deposits of Shares, issuances in respect of Share Distributions, Rights and Other Distributions (as such terms are defined in paragraph (10) (Distributions on Deposited Securities)), issuances pursuant to a stock dividend or stock split declared by the Company, or issuances pursuant to a merger, exchange of securities (including, without limitation, the consolidation and/or unification of the Class A Shares and the Class B Shares) or any other transaction or event affecting the ADSs or the Deposited Securities, and (ii) each person surrendering ADSs for withdrawal of Deposited Securities or whose ADSs are cancelled or reduced for any other reason U.S.$5.00 for each 100 ADSs (or portion thereof) issued, delivered, reduced, exchanged, cancelled or surrendered, or upon which a Share Distribution or elective distribution is made or offered (as the case may be). The Depositary may sell (by public or private sale) sufficient securities and property received in respect of Share Distributions, Rights and Other Distributions prior to such deposit to pay such charge.

(b) Additional charges by the Depositary. The following additional charges shall also be incurred by the Holders, by any party depositing or withdrawing Shares or by any party surrendering ADSs and/or to whom ADSs are issued (including, without limitation, issuances pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the ADSs or the Deposited Securities or a distribution of ADSs pursuant to paragraph (10) (Distributions on Deposited Securities), whichever is applicable:

(i)	a fee of U.S.$0.05 or less per ADS held for any Cash distribution made, or for or upon which any elective cash/stock dividend is offered, pursuant to the Deposit Agreement,

(ii)

a fee for the distribution or sale of securities pursuant to paragraph (10) hereof, such fee being in an amount equal to the fee for the execution and delivery of ADSs referred to above which would have been charged as a result of the deposit of such securities (for purposes of this paragraph (7) treating all such securities as if they were Shares) but which securities or the net cash proceeds from the sale thereof are instead distributed by the Depositary to Holders entitled thereto,

(iii)

an aggregate fee of U.S.$0.05 or less per ADS per calendar year (or portion thereof) for services performed by the Depositary in administering the ADRs (which fee may be charged on a periodic basis during each calendar year and shall be assessed against Holders as of the record date or record dates set by the Depositary during each calendar year and shall be payable at the sole discretion of the Depositary by billing such Holders or by deducting such charge from one or more cash dividends or other cash distributions), and

(iv)

a fee for the reimbursement of such fees, charges and expenses as are incurred by the Depositary and/or any of its agents (including, without limitation, the Custodian and expenses incurred on behalf of Holders in connection with compliance with foreign exchange control regulations or any law or regulation relating to foreign investment) in connection with the servicing of the Shares or other Deposited Securities, the sale of securities (including, without limitation, Deposited Securities), the delivery of Deposited Securities or otherwise in connection with the Depositary’s or its Custodian’s compliance with applicable law, rule or regulation (which fees and charges shall be assessed on a proportionate basis against Holders as of the record date or dates set by the Depositary and shall be payable at the sole discretion of the Depositary by billing such Holders or by deducting such charge from one or more cash dividends or other cash distributions).

(c) Miscellaneous. The Company will pay all other charges and expenses of the Depositary and any agent of the Depositary (except the Custodian) pursuant to agreements from time to time between the Company and the Depositary, except:

(i)	stock transfer or other taxes and other governmental charges (which are payable by Holders or persons depositing Shares);

(ii)

SWIFT, cable, telex and facsimile transmission and delivery charges incurred at the request of persons depositing, or Holders delivering Shares, ADRs or Deposited Securities (which are payable by such persons or Holders);

(iii)

transfer or registration fees for the registration or transfer of Deposited Securities on any applicable register in connection with the deposit or withdrawal of Deposited Securities (which are payable by persons depositing Shares or Holders withdrawing Deposited Securities); and

(iv)

in connection with the conversion of foreign currency into U.S. dollars, JPMorgan Chase Bank, N.A. (“JPMorgan”) shall deduct out of such foreign currency the fees, expenses and other charges charged by it and/or its agent (which may be a division, branch or affiliate) so appointed in connection with such conversion. JPMorgan and/or its agent may act as principal for such conversion of foreign currency. Such charges may at any time and from time to time be changed by agreement between the Company and the Depositary. For further details see https://www.adr.com.

(d) Disclosure of Potential Depositary Payments. The Depositary anticipates reimbursing the Company for certain expenses incurred by the Company that are related to the establishment and maintenance of the ADR program upon such terms and conditions as the Company and the Depositary may agree from time to time. The Depositary may make available to the Company a set amount or a portion of the Depositary fees charged in respect of the ADR program or otherwise upon such terms and conditions as the Company and the Depositary may agree from time to time.

(e) The right of the Depositary to receive payment of fees, charges and expenses as provided above shall survive the termination of the Deposit Agreement. As to any Depositary, upon the resignation or removal of such Depositary, such right shall extend for those fees, charges and expenses incurred prior to the effectiveness of such resignation or removal.

(8) Available Information. The Deposit Agreement, the provisions of or governing Deposited Securities and any written communications from the Company, which are both received by the Custodian or its nominee as a holder of Deposited Securities and made generally available to the holders of Deposited Securities, are available for inspection by Holders at the offices of the Depositary and the Custodian, at the Transfer Office, on the U.S. Securities and Exchange Commission’s website, or upon request from the Depositary (which request may be refused by the Depositary at its discretion). The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and accordingly files certain reports with the United States Securities and Exchange Commission (the “Commission”). Such reports and other information may be inspected and copied through the Commission’s EDGAR system or at public reference facilities maintained by the Commission located at the date hereof at 100 F Street, NE, Washington, DC 20549.

(9) Execution. This ADR shall not be valid for any purpose unless executed by the Depositary by the manual or facsimile signature of a duly authorized officer of the Depositary.

Dated:

JPMORGAN CHASE BANK, N.A., as Depositary

By
Authorized Officer

The Depositary’s office is located at 383 Madison Avenue, Floor 11, New York, New York 10179.

[FORM OF REVERSE OF ADR]

(10) Distributions on Deposited Securities. Subject to paragraphs (4) (Certain Limitations to Registration, Transfer etc.) and (5) (Liability of Holder for Taxes, Duties and other Charges), to the extent practicable, the Depositary will distribute to each Holder entitled thereto on the record date set by the Depositary therefor at such Holder’s address shown on the ADR Register, in proportion to the number of Deposited Securities (on which the following distributions on Deposited Securities are received by the Custodian) represented by ADSs evidenced by such Holder’s ADRs:

(a) Cash. Any U.S. dollars available to the Depositary resulting from a cash dividend or other cash distribution or the net proceeds of sales of any other distribution or portion thereof authorized in this paragraph (10) (“Cash”), on an averaged or other practicable basis, subject to (i) appropriate adjustments for taxes withheld, (ii) such distribution being impermissible or impracticable with respect to certain Holders, and (iii) deduction of the Depositary’s and/or its agents’ fees and expenses in (1) converting any foreign currency to U.S. dollars by sale or in such other manner as the Depositary may determine to the extent that it determines that such conversion may be made on a reasonable basis, (2) transferring foreign currency or U.S. dollars to the United States by such means as the Depositary may determine to the extent that it determines that such transfer may be made on a reasonable basis, (3) obtaining any approval or license of any governmental authority required for such conversion or transfer, which is obtainable at a reasonable cost and within a reasonable time and (4) making any sale by public or private means in any commercially reasonable manner.

(b) Shares. (i) Additional ADRs evidencing whole ADSs representing any Shares available to the Depositary resulting from a dividend or free distribution on Deposited Securities consisting of Shares (a “Share Distribution”) and (ii) U.S. dollars available to it resulting from the net proceeds of sales of Shares received in a Share Distribution, which Shares would give rise to fractional ADSs if additional ADRs were issued therefor, as in the case of Cash.

(c) Rights. (i) Warrants or other instruments in the discretion of the Depositary representing rights to acquire additional ADRs in respect of any rights to subscribe for additional Shares or rights of any nature available to the Depositary as a result of a distribution on Deposited Securities (“Rights”), to the extent that the Company timely furnishes to the Depositary evidence satisfactory to the Depositary that the Depositary may lawfully distribute the same (the Company has no obligation to so furnish such evidence), or (ii) to the extent the Company does not so furnish such evidence and sales of Rights are practicable, any U.S. dollars available to the

Depositary from the net proceeds of sales of Rights as in the case of Cash, or (iii) to the extent the Company does not so furnish such evidence and such sales cannot practicably be accomplished by reason of the nontransferability of the Rights, limited markets therefor, their short duration or otherwise, nothing (and any Rights may lapse).

(d) Other Distributions. (i) Securities or property available to the Depositary resulting from any distribution on Deposited Securities other than Cash, Share Distributions and Rights (“Other Distributions”), by any means that the Depositary may deem equitable and practicable, or (ii) to the extent the Depositary deems distribution of such securities or property not to be equitable and practicable, any U.S. dollars available to the Depositary from the net proceeds of sales of Other Distributions as in the case of Cash. The Depositary reserves the right to utilize a division, branch or affiliate of JPMorgan Chase Bank, N.A. to direct, manage and/or execute any public and/or private sale of securities hereunder. Such division, branch and/or affiliate may charge the Depositary a fee in connection with such sales, which fee is considered an expense of the Depositary contemplated above and/or under paragraph (7) (Charges of Depositary). Any U.S. dollars available will be distributed by checks drawn on a bank in the United States for whole dollars and cents. Fractional cents will be withheld without liability and dealt with by the Depositary in accordance with its then current practices. All purchases and sales of securities will be handled by the Depositary in accordance with its then current policies, which are currently set forth in the “Depositary Receipt Sale and Purchase of Security” section of https://www.adr.com/Investors/FindOutAboutDRs, the location and contents of which the Depositary shall be solely responsible for.

(11) Record Dates. The Depositary may, after consultation with the Company if practicable, fix a record date (which, to the extent applicable, shall be as near as practicable to any corresponding record date set by the Company) for the determination of the Holders who shall be responsible for the fee assessed by the Depositary for administration of the ADR program and for any expenses provided for in paragraph (7) hereof as well as for the determination of the Holders who shall be entitled to receive any distribution on or in respect of Deposited Securities, to give instructions for the exercise of any voting rights, to receive any notice or to act in respect of other matters and only such Holders shall be so entitled or obligated.

(12) Voting of Deposited Securities.

(a) Notice of any Meeting or Solicitation. Subject to the next sentence, as soon as practicable after receipt of notice of any meeting at which the holders of Shares are entitled to vote, or of solicitation of consents or proxies from holders of Shares or other Deposited Securities, the Depositary shall fix the ADS record date in accordance with paragraph (11) above in respect of such meeting or solicitation of consent or proxy. The Depositary shall, if requested by the Company in writing in a timely manner (the Depositary having no obligation to take any further action if the request shall not have been received by the Depositary at least 30 days prior to the date of such vote or meeting) and at the Company’s expense and provided no legal prohibitions exist, distribute to Holders a notice, after consulting the Company as to the form of such notice to the extent practicable, stating (i) such information as is contained in such notice and any solicitation materials, (ii) that each Holder on the record date set by the Depositary therefor will, subject to any applicable provisions of English law, the Articles and the provisions of or governing Deposited Securities, be entitled to either (A) use the voting instruction card prepared by the Depositary, after consulting the Company as to the form of such card to the extent practicable, to request the Depositary, its Custodian or nominee (as appropriate) to appoint the Holder its proxy to attend at that meeting and vote with respect to the number of Shares or other Deposited Securities represented by ADSs evidenced by such Holder’s ADRs or (B) instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by the ADSs evidenced by such Holder’s ADRs and (iii) the manner in which such instructions may be given, including instructions to give a discretionary proxy to a person designated by the Company. There is no guarantee that Holders generally or any Holder in particular will receive the notice described above with sufficient time to enable such Holder to return any voting instructions to the Depositary in a timely manner.

(b) Voting of Deposited Securities. Upon actual receipt by the ADR department of the Depositary of instructions of a Holder on such record date in the manner and on or before the time established by the Depositary for such purpose, the Depositary shall endeavor insofar as practicable and permitted under the provisions of or governing Deposited Securities to cause the appointment (or, if the Deposited Securities are registered in the name of or held by its Custodian or a nominee, the Depositary shall endeavor to procure that the Custodian or its nominee shall cause the appointment), subject to the Articles, of that Holder as a proxy in respect of that meeting (including any adjournment of that meeting) to attend and vote the number of Deposited Securities represented by the ADSs evidenced by that ADR or, if the Holder has not requested a proxy to attend the meeting in person, vote or cause to be voted the Deposited Securities represented by the ADSs evidenced by such Holder’s ADRs in accordance with such instructions. The Depositary will not itself exercise any voting discretion in respect of any Deposited Securities. Notwithstanding anything contained in the Deposit Agreement or any ADR, the Depositary may, to the extent not prohibited by law or regulations, or by the requirements of the stock exchange on which the ADSs are listed, in lieu of distribution of the materials provided to the Depositary in connection with any meeting of, or solicitation of consents or proxies from, holders of Deposited Securities, distribute to the Holders a notice, after consulting the Company as to the form of such notice to the extent practicable, that provides Holders with, or otherwise publicizes to Holders, instructions on how to retrieve such materials or receive such materials upon request (i.e., by reference to a website containing the materials for retrieval or a contact for requesting copies of the materials). Holders are strongly encouraged to forward their voting instructions as soon as possible. Voting instructions will not be deemed received until such time as the ADR department responsible for proxies and voting has received such instructions notwithstanding that such instructions may have been physically received by JPMorgan Chase Bank, N.A., as Depositary, prior to such time.

(13) Changes Affecting Deposited Securities.

(a) Subject to paragraphs (4) (Certain Limitations to Registration, Transfer etc.) and (5) (Liability of Holder to Taxes, Duties and Other Charges), the Depositary may, in its discretion, and shall if reasonably requested by the Company, amend this ADR or distribute additional or amended ADRs (with or without calling this ADR for exchange) or cash, securities or property on the record date set by the Depositary therefor to reflect any change in par value, split-up, consolidation, unification cancellation or other reclassification of Deposited Securities, any Share Distribution or Other Distribution not distributed to Holders or any cash, securities or property available to the Depositary in respect of Deposited Securities from (and the Depositary is hereby authorized to surrender any Deposited Securities to any person and, irrespective of whether such Deposited Securities are surrendered or otherwise cancelled by operation of law, rule, regulation or otherwise, to sell by public or private sale any property received in connection with) any recapitalization, reorganization, merger, consolidation, liquidation, receivership, bankruptcy or sale of all or substantially all the assets of the Company. Without derogation of the foregoing, if pursuant to article 5(E) of the Articles or otherwise, the Company undergoes a unification and/or consolidation of the Class A Shares and the Class B Shares and as a result, the Class B Shares form one uniform class with the Class A Shares ranking pari passu in all respect, from the effective date of such unification and/or consolidation, such uniform class of ordinary shares of the Company shall immediately thereafter (and without any action on the part of the Company, the Depositary or the Holders) constitute the share class represented by any and all outstanding ADSs (regardless of whether previously designated Class A ADSs or Class B ADSs).

(b) To the extent the Depositary does not so amend this ADR or make a distribution to Holders to reflect any of the foregoing, or the net proceeds thereof, whatever cash, securities or property results from any of the foregoing shall constitute Deposited Securities and each ADS evidenced by this ADR shall automatically represent its pro rata interest in the Deposited Securities as then constituted.

(c) Promptly upon the occurrence of any of the aforementioned changes affecting Deposited Securities, the Company shall notify the Depositary in writing of such occurrence and as soon as practicable after receipt of such notice from the Company, may instruct the Depositary to give notice thereof, at the Company’s expense, to Holders in accordance with the provisions hereof. Upon receipt of such instruction, the Depositary shall give notice to the Holders in accordance with the terms thereof, as soon as reasonably practicable.

(14) Exoneration.

(a) The Depositary, the Company, and each of their respective directors, officers, employees, agents and affiliates and each of them shall: (i) incur no liability to Holders or beneficial owners of ADSs (A) if any present or future law, rule, regulation, fiat, order or decree of the United States, England, the Netherlands or any other country or jurisdiction, or of any governmental or regulatory authority or any securities exchange or market or automated quotation system, the provisions of or governing any Deposited Securities or any securities issued or distributed by the Company or any offering or distribution thereof, any present or future provision of the Articles, any act of God, war, terrorism, nationalization, expropriation, currency restrictions, work stoppage, strike, civil unrest, revolutions, rebellions, explosions, computer failure or circumstance beyond its direct and immediate control shall prevent, forbid or delay, or shall cause any of them to be subject to any civil or criminal penalty in connection with, any act which the Deposit Agreement or this ADR provides shall be done or performed by it or them (including, without limitation, voting pursuant to paragraph (12) hereof), or (B) by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or things which by the terms of the Deposit Agreement it is provided shall or may be done or performed or any exercise or failure to exercise any discretion given it in the Deposit Agreement or this ADR (including, without limitation, any failure to determine that any distribution or action may be lawful or reasonably practicable); (ii) assume no liability to Holders or beneficial owners of ADSs except to perform their obligations to the extent they are specifically set forth in this ADR and the Deposit Agreement without gross negligence or willful misconduct; (iii) in the case of the Depositary and its agents, be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or this ADR; (iv) in the case of the Company and its agents hereunder be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or this ADR, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it in its sole discretion against all expense (including fees and disbursements of counsel) and liability be furnished as often as may be required; and

(v) not be liable to Holders or beneficial owners of ADSs for any action or inaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Holder, or any other person believed by it to be competent to give such advice or information. The Depositary shall not be liable for the acts or omissions made by, or the insolvency of, any securities depository, clearing agency or settlement system.

(b) The Depositary. The Depositary shall not be responsible for, and shall incur no liability in connection with or arising from, the insolvency of any Custodian that is not a branch or affiliate of JPMorgan Chase Bank, N.A. The Depositary shall not have any liability for the price received in connection with any sale of securities, the timing thereof or any delay in action or omission to act nor shall it be responsible for any error or delay in action, omission to act, default or negligence on the part of the party so retained in connection with any such sale or proposed sale. Notwithstanding anything to the contrary contained in the Deposit Agreement (including the ADRs), subject to the penultimate sentence of this paragraph (14), the Depositary shall not be responsible for, and shall incur no liability in connection with or arising from, any act or omission to act on the part of the Custodian except to the extent that any Holder has incurred liability directly as a result of the Custodian having (i) committed fraud or willful misconduct in the provision of custodial services to the Depositary or (ii) failed to use reasonable care in the provision of custodial services to the Depositary as determined in accordance with the standards prevailing in the jurisdiction in which the Custodian is located.

(c) Each of the Company, the Depositary and their respective agents may rely and shall be protected in acting upon any written notice, request, direction, instruction or document believed by it to be genuine and to have been signed, presented or given by the proper party or parties.

(d) The Depositary shall be under no obligation to inform Holders or any other holders of an interest in any ADSs about the requirements of the laws, rules or regulations or any changes therein or thereto of any country or jurisdiction or of any governmental or regulatory authority or any securities exchange or market or automated quotation system.

(e) The Depositary and its agents will not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, for the manner in which any such vote is cast, or for the effect of any such vote.

(f) The Depositary may rely upon instructions from the Company or its counsel in respect of any approval or license required for any currency conversion, transfer or distribution.

(g) The Depositary and its agents may own and deal in any class of securities of the Company and its affiliates and in ADRs.

(h) Notwithstanding anything else contained herein, the Depositary shall have no liability or responsibility under the Deposit Agreement, any ADR or any related agreement, for any period prior to the effective date of the Deposit Agreement.

(i) Notwithstanding anything to the contrary set forth in the Deposit Agreement or an ADR, the Depositary and its agents may fully respond to any and all demands or requests for information maintained by or on its behalf in connection with the Deposit Agreement, any Holder or Holders, any ADR or ADRs or otherwise related hereto or thereto to the extent such information is requested or required by or pursuant to any lawful authority, including without limitation laws, rules, regulations, administrative or judicial process, banking, securities or other regulators.

(j) None of the Depositary, the Custodian or the Company shall be liable for the failure by any Holder or beneficial owner to obtain the benefits of credits or refunds of non-U.S. tax paid against such Holder’s or beneficial owner’s income tax liability.

(k) The Depositary and the Company shall not incur any liability for any tax or tax consequences that may be incurred by Holders and beneficial owners on account of their ownership or disposition of the ADRs or ADSs.

(l) The Depositary shall not incur any liability for the content of any information submitted to it by or on behalf of the Company for distribution to the Holders or for any inaccuracy of any translation thereof, for any investment risk associated with acquiring an interest in the Deposited Securities, for the validity or worth of the Deposited Securities, for the credit-worthiness of any third party, for allowing any rights to lapse upon the terms of the Deposit Agreement or for the failure or timeliness of any notice from the Company.

(m) Notwithstanding anything herein or in the Deposit Agreement to the contrary, the Depositary and the Custodian(s) may use third party delivery services and providers of information regarding matters such as pricing, proxy voting, corporate actions, class action litigation and other services in connection herewith and the Deposit Agreement, and use local agents to provide extraordinary services such as attendance at annual meetings of issuers of securities. Although the Depositary and the Custodian will use reasonable care (and cause their agents to use reasonable care) in the selection and retention of such third party providers and local agents, they will not be responsible for any errors or omissions made by them in providing the relevant information or services.

(n) The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary.

(o) By holding an ADS or an interest therein, Holders and owners of interests in ADSs each acknowledge and agree that (i) such Holders and owners of interests in ADSs are not shareholders of the Company and have no direct rights of a shareholder against the Company, and that the rights attaching to the Shares represented by the ADSs, and the rights of the Company with respect to the Shares, are governed exclusively by the Articles and the laws of England, (ii) in connection with any matters against the Company, such Holders and owners of interests in ADSs shall be and are bound by the arbitration and exclusive jurisdiction provisions set out in Section 20 of the Deposit Agreement (as summarized in subparagraph (s) below), (iii) any legal suit, action or proceeding instituted by Holders or owners of interests in ADSs against or involving the Depositary that does not include the Company as a co-defendant or other party, arising out of or based upon this Deposit Agreement, the ADSs or the transactions contemplated herein or therein including any alleged violation of the U.S. federal securities laws, may only be instituted in a state or federal court in New York, New York, and by holding an ADS or an interest therein each irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding, and (iv) the Depositary may institute any legal suit, action or proceeding against the Holders and/or owners of interests in ADSs in any state or federal court in New York, New York or any other court having jurisdiction, provided the Company is not included as a co-defendant or other party to such proceeding, and by holding an ADS or an interest therein each irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of any and all such courts in any such suit, action or proceeding.

(p) The Company has agreed to indemnify the Depositary and its agents under certain circumstances and the Depositary has agreed to indemnify the Company under certain circumstances.

(q) Neither the Company, the Depositary nor any of their respective agents shall be liable to Holders or beneficial owners of interests in ADSs for any indirect, special, punitive or consequential damages (including, without limitation, legal fees and expenses) or lost profits, in each case of any form incurred by any person or entity, whether or not foreseeable and regardless of the type of action in which such a claim may be brought.

(r) No disclaimer of liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, to the extent applicable, is intended by any provision thereof.

(s) Arbitration. The Company, the Depositary and each Holder shall be bound by the arbitration and exclusive jurisdiction provisions set forth in this subsection (b) in connection with any Share Dispute, as that term is defined in this paragraph 14(s):

(i)

The term “Share Dispute” is defined as any action, dispute, controversy, claim or cause of action (a) between the Company and Holders and/or owners of interests in ADSs or (b) between and directly involving as named parties each of the Company, the Depositary and one or more Holders and/or owners of interests in ADSs, in each case arising out of, or relating to, this Deposit Agreement, the ADSs or the ADRs or the transactions contemplated hereby or thereby (whether in tort, in contract, under statute, including for the avoidance of doubt, any derivative claim thereunder, or otherwise), including any question regarding existence, validity, interpretation, breach or termination of the Deposit Agreement and any alleged violation of the U.S. federal securities laws.

(ii)

Any and all Share Disputes shall be finally and exclusively resolved by arbitration under the Rules of Arbitration rules of the International Chamber of Commerce (“ICC”) (the “ICC Rules”), as amended from time to time, which ICC Rules are deemed to be incorporated by reference into this Deposit Agreement.

(iii)

The arbitral tribunal (the “Tribunal”) shall consist of three arbitrators, to be appointed in accordance with the ICC Rules. The chairman of the tribunal must have at least 20 years’ experience as a lawyer qualified to practise in a common law jurisdiction within the Commonwealth (as constituted on 12 May 2005), and each other arbitrator must have at least 20 years’ experience as a qualified lawyer.

(iv)

If any Share Dispute raises issues which are substantially the same as or connected with issues raised in a Share Dispute which has already been referred to arbitration (an “Existing Share Dispute”) or arises out of substantially the same facts as are the subject of an Existing Share Dispute (a “Related Share Dispute”), then the Tribunal appointed or to be appointed in respect of any such Existing Share Dispute shall also be appointed as the Tribunal in respect of any Related Share Dispute, save where the Tribunal considers such appointment would be inappropriate.

(v)

Where, pursuant to the above provisions, the same Tribunal has been appointed in relation to two or more Related Share Disputes, the Tribunal may order that the whole or part of the matters at issue shall be heard together upon such terms or conditions as the Tribunal thinks fit.

(vi)

The Tribunal shall have power to make such directions and any interim, partial or final awards as it considers just and desirable. The Tribunal, upon the request of a party to a Share Dispute, or another party which itself wishes to be joined in any reference to arbitration commenced in accordance with this Clause, may join any party to the reference to arbitration proceedings and may make a single, final award determining all Share Disputes between them.

(vii)

Each of the parties to the Deposit Agreement hereby agrees to be joined to any reference to arbitration proceedings in relation to any Share Dispute at the request of a party to that Share Dispute, and to accept the joinder of a party requesting to be joined pursuant to this paragraph (14).

(viii)	The place of the arbitration shall be The Hague, The Netherlands. The language of the arbitration shall be English.

(ix)

Each person hereby waives, as far as permitted by law: (a) any right under the laws of any jurisdiction to apply to any court of law or other judicial authority to determine any preliminary point of law, and/or (b) any right he or she may otherwise have under the laws of any jurisdiction to appeal or otherwise challenge the award, ruling or decision of the tribunal.

(x)

The governing law applicable to such Share Dispute, including the submission to arbitration and written arbitration agreement contained in or evidenced by the Articles, shall be the substantive law of England.

(xi)

If any court of competent jurisdiction or other competent authority including for the avoidance of doubt, a court or authority in any jurisdiction which is not a signatory to the New York Convention in any jurisdiction determines that this arbitration provision is invalid or unenforceable in relation to any Share Dispute, the Company and the Holder or owner of interests in ADSs, in each case, irrevocably agree that any related proceeding, suit or action can only be brought in the courts of England and Wales and the governing law applicable to such proceedings shall be the substantive law of England.

(t) Nothing in the Deposit Agreement or any ADR shall be construed to change or alter the Articles. The Company will make a copy of the Articles available to Holders upon request.

(15) Resignation and Removal of Depositary; the Custodian.

(a) Resignation. The Depositary may resign as Depositary by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.

(b) Removal. The Depositary may at any time be removed by the Company by no less than 60 days’ prior written notice of such removal, to become effective upon the later of (i) the 60th day after delivery of the notice to the Depositary and (ii) the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.

(c) The Custodian. The Depositary may appoint substitute or additional Custodians and the term “Custodian” refers to each Custodian or all Custodians as the context requires.

(16) Amendment. Subject to the last sentence of paragraph (2) (Withdrawal of Deposited Securities), the ADRs and the Deposit Agreement may be amended by agreement between the Company and the Depositary without the consent of Holders, provided that any amendment that imposes or increases any fees or charges (other than stock transfer or other taxes and other governmental charges, transfer or registration fees, SWIFT, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or that shall otherwise prejudice any substantial existing right of Holders, shall become effective 30 days after notice of such amendment shall have been given to the Holders. Every Holder of an ADR at the time any amendment to the Deposit Agreement so becomes effective shall be deemed, by continuing to hold such ADR, to consent and agree to such amendment and to be bound by the Deposit Agreement (including, without limitation, the forms of ADR) as amended thereby. In no event shall any amendment impair the right of the Holder of any ADR to surrender such ADR and receive the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law. Any amendments or supplements which (i) are reasonably necessary (as agreed by the Company and the Depositary) in order for (a) the ADSs to be registered on Form F-6 under the Securities Act of 1933 or (b) the ADSs or Shares to be traded solely in electronic book-entry form and (ii) do not in either such case impose or increase any fees or charges to be borne by Holders, shall be deemed not to prejudice any substantial rights of Holders. Notwithstanding the foregoing, if any governmental body or regulatory body should adopt new laws, rules or regulations or should there be changes to the Articles which would require amendment or supplement of the Deposit Agreement or the form of ADR to ensure compliance therewith, the Company and the Depositary may amend or supplement the Deposit Agreement and the ADR at any time in accordance with such changed laws, rules or regulations. Such amendment or supplement to the Deposit Agreement in such circumstances may become effective before a notice of such amendment or supplement is given to Holders or within any other period of time as required for compliance. Notice of any amendment to the Deposit Agreement or form of ADRs shall not need to describe in detail the specific amendments effectuated thereby, and failure to describe the specific amendments in any such notice shall not render such notice invalid, provided, however, that, in each such case, the notice given to the Holders identifies a means for Holders to retrieve or receive the text of such amendment (i.e., upon retrieval from the U.S. Securities and Exchange Commission’s, the Depositary’s or the Company’s website or upon request from the Depositary).

(17) Termination. The Depositary may, and shall at the written direction of the Company, terminate the Deposit Agreement and this ADR by mailing notice of such termination to the Holders at least 30 days prior to the date fixed in such notice for such termination; provided, however, if the Depositary shall have (i) resigned as Depositary hereunder, notice of such termination by the Depositary shall not be provided to Holders unless a successor depositary shall not be operating hereunder within 60 days of the date of such resignation, or (ii) been removed as Depositary hereunder, notice of such termination by the Depositary shall not be provided to Holders unless a successor depositary shall not be operating hereunder on the 60th day after the Company’s notice of removal was first provided to the Depositary. Notwithstanding anything to the contrary herein, the Depositary may terminate the Deposit Agreement without notice to the Company, but subject to giving 30 days’ notice to the Holders, under the following circumstances: (i) in the event of the

Company’s bankruptcy or insolvency, (ii) if the Shares cease to be listed on an internationally recognized stock exchange, (iii) if the Company effects (or will effect) a redemption of all or substantially all of the Deposited Securities, or a cash or share distribution representing a return of all or substantially all of the value of the Deposited Securities, or (iv) there occurs a merger, consolidation, sale of assets or other transaction as a result of which securities or other property are delivered in exchange for or in lieu of Deposited Securities.

After the date so fixed for termination, the Depositary and its agents will perform no further acts under the Deposit Agreement and this ADR, except to receive and hold (or sell) distributions on Deposited Securities and deliver Deposited Securities being withdrawn. As soon as practicable after the date so fixed for termination, the Depositary shall use its reasonable efforts to sell the Deposited Securities and shall thereafter (as long as it may lawfully do so) hold in an account (which may be a segregated or unsegregated account) the net proceeds of such sales, together with any other cash then held by it under the Deposit Agreement, without liability for interest, in trust for the pro rata benefit of the Holders of ADRs not theretofore surrendered. After making such sale, the Depositary shall be discharged from all obligations in respect of the Deposit Agreement and this ADR, except to account for such net proceeds and other cash. After the date so fixed for termination, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary and its agents.

(18) Appointment; Acknowledgements and Agreements. Each Holder and each owner or person holding an interest in ADSs or ADRs, upon acceptance of any ADSs or ADRs (or any interest in any of them) issued in accordance with the terms and conditions of the Deposit Agreement shall be deemed for all purposes to (a) be a party to and bound by the terms of the Deposit Agreement and the applicable ADR(s), (b) appoint the Depositary its attorney-in-fact, with full power to delegate, to act on its behalf and to take any and all actions contemplated in the Deposit Agreement and the applicable ADR(s), to adopt any and all procedures necessary to comply with applicable law and to take such action as the Depositary in its sole discretion may deem necessary or appropriate to carry out the purposes of the Deposit Agreement and the applicable ADR(s), the taking of such actions to be the conclusive determinant of the necessity and appropriateness thereof, (c) acknowledge and agree that (i) nothing in the Deposit Agreement or any ADR shall give rise to a partnership or joint venture among the parties thereto nor establish a fiduciary or similar relationship among such parties, (ii) the Depositary, its divisions, branches and affiliates, and their respective agents, may from time to time be in the possession of non-public information about the Company, Holders, owners of ADSs and/or their respective affiliates, (iii) the Depositary and its divisions, branches and affiliates may at any time have multiple banking relationships with the Company, Holders, owners of ADSs and/or the affiliates of any of them, (iv) the Depositary and its divisions, branches and affiliates may, from time to time, be engaged in transactions in which parties adverse to the Company or the Holders or owners of ADSs may have interests, (v) nothing contained in the Deposit Agreement or any ADR(s) shall (A) preclude the Depositary or any of its divisions, branches or affiliates from engaging in such transactions or establishing or maintaining such relationships, or (B) obligate the Depositary or any of its divisions, branches or affiliates to disclose such transactions or relationships or to account for any profit made or payment received in such transactions or relationships, and (vi) the Depositary shall not be deemed to have knowledge of any information held by any branch, division or affiliate of the Depositary.

(19) Waiver. EACH PARTY TO THE DEPOSIT AGREEMENT (INCLUDING, FOR AVOIDANCE OF DOUBT, EACH HOLDER AND BENEFICIAL OWNER OF, AND/OR HOLDER OF INTERESTS IN, ADSS OR ADRS) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, CLAIM, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY HERETO DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE SHARES OR OTHER DEPOSITED SECURITIES, THE ADSs OR THE ADRs, THE DEPOSIT AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN OR THEREIN, OR THE BREACH HEREOF OR THEREOF (WHETHER BASED ON CONTRACT, TORT, COMMON LAW OR ANY OTHER THEORY).

(20) Elective Distributions in Cash or Shares. Whenever the Company shall declare a dividend to be payable at the election of the holders of Shares in cash or in additional Shares (each an “Elective Distribution”), the Company and the Depositary agree to consult with each other to determine if it is reasonably practicable to extend such Elective Distribution to Holders and on the terms and procedures thereof. In connection with each Elective Distribution, the Company shall furnish an opinion of U.S. counsel to the Company, which counsel and opinion shall be reasonably acceptable to the Depositary, to the effect that the Company may make the Elective Distribution available to Holders and the Depositary may extend such Elective Distribution to Holders in each case without registration under the Securities Act of 1933 of the Shares issued pursuant to such Elective Distribution, or, if such opinion has been previously furnished, a letter from such counsel stating that the opinion previously provided may be relied upon by the Depositary as if such opinion were dated and delivered to the Depositary as of the date of such letter. If the Company and the Depositary have agreed that it is reasonably practicable to extend the Elective Distribution to Holders and on the terms and procedures thereof, the Depositary shall, if the Company shall request in writing, make such Elective Distribution available to Holders on the terms and following such procedures as agreed with the Company. If an Elective Distribution is not extended to Holders, the

Depositary shall, to the extent permitted by law, distribute to the Holders, on the basis of the same determination as is made in the local market in respect of the Shares for which no election is made, either (x) cash or (y) additional ADSs representing such additional Shares, in each case upon the terms described in paragraph (10) hereof. If an Elective Distribution is extended to Holders, the Depositary shall establish a record date in the manner described in paragraph (11) hereof and inform Holders of the procedures necessary to permit them to participate in such Elective Distribution. Unless otherwise agreed in writing by the Company and the Depositary, to the extent a Holder shall make an election with respect to an Elective Distribution, such election shall remain in full force and effect until such time as a notice revoking such election is received from such Holder (in which case the Holder will be treated as having elected to receive the default consideration) or a further election is received from such Holder or the Depositary notifies such Holder that the election previously received from such Holder ceases to be valid for further Elective Distributions. The Company shall assist the Depositary in establishing such procedures to the extent reasonably necessary. Subject to paragraph (7) hereof, if a Holder elects to receive the proposed dividend in cash or ADSs, the dividend shall be distributed upon the terms described in paragraph (10) hereof.

If, at any time after an Elective Distribution, a Holder’s account is solely comprised of a fraction of an ADS, the Company may instruct the Depositary to sell or dispose of such fractional ADS (or the Deposited Securities represented thereby) and to handle the net proceeds from such disposition and/or sale (after deduction of the costs and expenses of such sale) in the manner instructed by the Company, which may involve not delivering such net proceeds to the Holder. Holders are strongly encouraged to review the terms of the Elective Distribution and to consult with their tax advisors prior to taking any action which may result in their account solely comprising of a fractional ADS.